SCHEDULE 14A INFORMATION

                  Proxy Statement Pursuant to Section 14(a) of the Securities Exchange Act of 1934 (Amendment No. ________)


Filed by the Registrant    [X]

Filed by a party other than the Registrant   [ ]

Check the appropriate box:

[ ]  Preliminary Proxy Statement               [ ]  Confidential, for Use of the
[X]  Definitive Proxy Statement                Commission Only  (as permitted by
[ ]  Definitive Additional Materials           Rule 14a-6(e)(2))
[ ]  Soliciting Material Pursuant to
     Rule 14a-11(c) or Rule 14a-12

                        ELANTEC SEMICONDUCTOR, INC.
                ------------------------------------------------
                (Name of Registrant as Specified in Its Charter)

                        ELANTEC SEMICONDUCTOR, INC.
    ------------------------------------------------------------------------
    (Name of Person(s) Filing Proxy Statement, if other than the Registrant)


Payment of filing fee (Check the appropriate box):

[X]  No fee required.
[ ]  Fee computed on table below per Exchange Act Rules 14a-6(i)(4) and 0-11.


(1)  Title of each class of securities to which transactions applies:

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(2)  Aggregate number of securities to which transactions applies:

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(3)  Per unit price or other underlying value of transaction  computed  pursuant to Exchange Act Rule 0-11 (set forth the amount on which the filing fee is calculated and state how it was determined):

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(4)  Proposed maximum aggregate value of transaction:

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(5)  Total fee paid:

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[ ]  Fee paid previously with preliminary materials.
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[ ]  Check box if any part of the fee is offset as provided by Exchange Act Rule
     0-11(a)(2) and identify the filing for which the offsetting fee was paid previously. Identify the previous filing by registration statement number, or the Form or Schedule and the date of its filing.

(1)  Amount previously paid:

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


                           ELANTEC SEMICONDUCTOR, INC.

                            675 Trade Zone Boulevard
                           Milpitas, California 95035


                    NOTICE OF ANNUAL MEETING OF STOCKHOLDERS


To Our Stockholders:

         NOTICE IS HEREBY GIVEN that the Annual Meeting of Stockholders of Elantec Semiconductor, Inc. (the "Company") will be held at the Sheraton Hotel, 1801 Barber Lane, Milpitas, California 95035 on Friday, February 20, 1998 at 9:00 a.m., local time, for the following purposes:

     1. To elect five directors of the Company, with each director to serve until the next annual meeting of stockholders and until his successor has been elected and qualified or until his earlier resignation, death or removal. The Company's Board of Directors has nominated the following individuals to serve: David O'Brien, Chuck K. Chan, James V. Diller, B. Yeshwant Kamath and Alan V. King.

     2. To amend the 1995 Equity Incentive Plan to increase the number of shares of Common Stock reserved for issuance thereunder by 400,000 shares.

     3. To amend the 1995 Directors Stock Option Plan to increase the number of shares automatically granted to non-employee directors from 5,000 shares to 10,000 shares per year and to remove the limit of 40,000 shares per non-employee director over the life of such plan.

     4. To ratify the selection of Ernst & Young LLP as independent auditors for the Company for the current fiscal year.

     5. To transact any other business as may properly come before the meeting or any adjournment or postponement thereof.

         The foregoing items of business are more fully described in the Proxy Statement accompanying this Notice. Only stockholders of record at the close of business on December 30, 1997 are entitled to notice of and to vote at the meeting or any adjournment or postponement thereof.


WHETHER OR NOT YOU PLAN TO ATTEND THE MEETING IN PERSON, YOU ARE URGED TO COMPLETE, DATE AND SIGN AND PROMPTLY MAIL THE ENCLOSED PROXY IN THE RETURN POSTAGE-PAID ENVELOPE PROVIDED SO THAT YOUR SHARES WILL BE REPRESENTED AT THE MEETING.

                                          By Order of the Board of Directors



                                          ______________________________________
                                          David O'Brien
Milpitas, California                      President, Chief Executive Officer and
January 16, 1998                          Chief Financial Officer

                           ELANTEC SEMICONDUCTOR, INC.
                            675 Trade Zone Boulevard
                           Milpitas, California 95035


                                 PROXY STATEMENT
                                January 16, 1998


         The accompanying proxy (the "Proxy") is solicited on behalf of the Board of Directors of Elantec Semiconductor, Inc., a Delaware corporation ("Elantec" or the "Company"), for use at the Annual Meeting of Stockholders of the Company to be held at the Sheraton Hotel, 1801 Barber Lane, Milpitas, California 95035 on Friday, February 20, 1998 at 9:00 a.m., local time (the "Annual Meeting"). Only holders of record of the Company's Common Stock at the close of business on December 30, 1997 will be entitled to vote at the Annual Meeting. At the close of business on that date, the Company had 9,091,225 shares of Common Stock outstanding and entitled to vote. A majority, or 4,545,613 of these shares, will constitute a quorum for the transaction of business. This Proxy Statement and the accompanying form of Proxy were first mailed to stockholders on or about January 16, 1998. An annual report for the fiscal year ended September 30, 1997 is enclosed with the Proxy Statement.

                    VOTING RIGHTS AND SOLICITATION OF PROXIES

         Holders of Common Stock are entitled to one vote for each share held as of the above record date. Shares of Common Stock may not be voted cumulatively.

         Directors will be elected by a plurality of the votes of the shares of Common Stock present in person or represented by proxy at the Annual Meeting and entitled to vote on the election of directors. Proposal Nos. 2, 3 and 4 require for approval the affirmative vote of the majority of shares of Common Stock present in person or represented by proxy at the Annual Meeting and entitled to vote on the proposals. All votes will be tabulated by the inspector of election appointed for the Annual Meeting who will separately tabulate for each proposal, affirmative and negative votes, abstentions and broker non-votes. Abstentions will be counted towards a quorum and have the same effect as a negative vote with respect to Proposal Nos. 2, 3 and 4. In the event that a broker indicates on a Proxy that it does not have discretionary authority to vote certain shares on a particular matter, such broker non-votes will also be counted towards a quorum but will not be counted for any purpose in determining whether a proposal has been approved.

         Unless otherwise instructed by the stockholder or described herein, each valid returned Proxy in the form accompanying this Proxy Statement that is not revoked will be voted in the election of directors "FOR" the nominees of the Board of Directors and "FOR" Proposal Nos. 2, 3 and 4 described in this Proxy Statement, and at the Proxy holder's discretion, on such other matters, if any, that may come before the Annual Meeting (including any proposal to adjourn or postpone the Annual Meeting).

         The expenses of soliciting Proxies to be voted at the Annual Meeting will be paid by the Company. Proxies may also be solicited by the Company and/or its agents, in person or by mail, telephone or telegram. Following the original mailing of the Proxies and other soliciting materials, the Company will request brokers, custodians, nominees and other record holders to forward copies of the Proxies and other soliciting materials to persons for whom they hold shares of Common Stock and to request authority for the exercise of Proxies. In such cases, the Company, upon the request of the record holders, will reimburse such holders for their reasonable expenses.

                             REVOCABILITY OF PROXIES

         Any person signing a Proxy in the form accompanying this Proxy Statement has the power to revoke it prior to the Annual Meeting or at the Annual Meeting prior to the vote pursuant to the Proxy. A Proxy may be revoked by a writing delivered to the Secretary of the Company stating that the Proxy is revoked, by a subsequent Proxy that is signed by the person who signed the earlier Proxy and is presented at the Annual Meeting or by attendance at the Annual Meeting and voting in person. Please note, however, that if a stockholder's shares are held of record by a broker, bank or other nominee and that stockholder wishes to vote at the Annual Meeting, the stockholder must bring to the Annual Meeting a letter from the broker, bank or other nominee confirming that stockholder's beneficial ownership of the shares.

                     PROPOSAL NO. 1 - ELECTION OF DIRECTORS

         The  Board of  Directors  of the  Company  (the  "Board"  or  "Board of
Directors") has nominated for election as directors each of the following persons to serve until the next annual meeting of stockholders and until his successor has been elected or until his earlier resignation, death or removal:
David O'Brien, Chuck K. Chan, James V. Diller, B. Yeshwant Kamath and Alan V. King. Unless otherwise instructed, the Proxy holders will vote the Proxies received by them for the Company's nominees named below. The size of the Company's Board is currently set at five members. Each of the nominees is currently a director of the Company. In the event that any nominee is unable or declines to serve as a director at the time of the Annual Meeting, the Proxies will be voted for any nominee who shall be designated by the present Board of Directors to fill the vacancy. It is not expected that any nominee will be unable, or will decline, to serve as a director.


Directors/Nominees

         The names of the  nominees  for the Board and certain  information  about them as of December 30, 1997 are set forth below:
----------------------------------------- ----------- -------------------------------------------------- ------------------

Name of Nominee and/or Director              Age                    Principal Occupation                  Director Since
----------------------------------------- ----------- -------------------------------------------------- ------------------

David O'Brien                                 58          President, Chief Executive Officer, Chief            1987
                                                               Financial Officer and Director

James V. Diller (1)                           62             Director and Chairman of the Board                1986

Chuck K. Chan (2)                             47                          Director                             1992

B. Yeshwant Kamath (2)                        49                          Director                             1993

Alan V. King (1)                              62                          Director                             1997
----------------------------------------- ----------- -------------------------------------------------- ------------------

(1)   Member of the Audit Committee.
(2)   Member of the Compensation Committee.

         Drs. O'Brien, Chan and Kamath and Mr. Diller were re-elected to the Board at the Company's last annual meeting of shareholders held on February 21, 1997. Mr. King was appointed as a director by the Board in December 1997. Each of the nominees, if elected, will serve as a director until the next annual meeting of stockholders and until his successor has been elected and qualified or until his earlier resignation, death or removal. Vacancies on the Board occurring prior to an annual meeting may be filled by the Board.

         Further information regarding the Company's nominees is as follows:

         Dr. O'Brien has served as President, Chief Executive Officer and a Director of the Company since September 1987 and served as Chief Financial Officer since August 1997 and previously from August 1995 to December 1995. From 1982 to September 1987, he served as President and Chief Executive Officer of Precision Monolithics, Inc. ("Precision Monolithics"), a semiconductor company. From 1979 to 1982, he was Vice President of Engineering and Senior Vice President of Operations at Precision Monolithics. Previously, Dr. O'Brien was employed by Fairchild Semiconductor Corporation from 1973 to 1979, where he served in several managerial positions in engineering and operations. Dr. O'Brien holds a B.S. degree in physics and M.S. and Ph.D. degrees in electrical engineering from the University of Swansea, United Kingdom, and a M.B.A. degree from the University of Santa Clara, California.

         Mr. Diller has been a Director of the Company since 1986. Mr. Diller was a Founder of Sierra Semiconductor Corporation, a communications semiconductor company, was its President and Chief Executive Officer from 1983 to 1997 and is currently its Chairman of the Board. Mr. Diller holds a B.S. degree in physics from the University of Rhode Island.

         Dr. Chan has been a Director of the Company since January 1992 and also served as a Director from 1983 to 1984. Dr. Chan has been a Partner in Alpine Technology Ventures, a venture capital firm, since December 1994 and was a Partner in Associated Venture Investors, a venture capital firm from 1982 to 1996. Dr. Chan holds B.S., M.S. and Ph.D. degrees in physics from the
Massachusetts   Institute  of  Technology  and  a  M.B.A.  degree  from  Harvard
University.

         Dr. Kamath has been a Director of the Company since July 1993. Dr. Kamath has served as President and Director of Videonics, Inc. since November 1997 and from May 1996 to October 1997 was the Division President of the KUB Division of Videonics, Inc. KUB Systems, a company that manufactures video special effects equipment, was founded by Dr. Kamath in February 1992 and acquired by Videonics in May 1996. Previously, Dr. Kamath was a Founder of Abekas Video Systems, Inc., a subsidiary of Carlton Communications PLC, where he was President from 1982 to August 1990. Dr. Kamath is also a Director of Euphonix, Inc., a company that manufactures digitally controlled analog audio consoles for the music industry. Dr. Kamath holds a B.Tech. degree in electrical engineering from the Indian Institute of Technology, and a Ph.D. degree in electrical engineering from the University of California, Berkeley.

         Mr. King was appointed a Director of the Company in December 1997. Mr. King has been Chairman of the Board and Chief Executive Officer of Volterra
Semiconductor Corporation, a start-up company developing battery management integrated circuits, since September 1996. Mr. King has also been a Director of Smartflex Systems, Inc., a turnkey contract assembler, since October 1993 and Information Storage Devices, Inc., a specialty semiconductor company, since May 1997. Mr. King was President and Chief Executive Officer of Silicon Systems, Inc., a semiconductor company, from September 1991 to November 1994 and was President and Chief Executive Officer of Precision Monolithics, Inc., a semiconductor company, from September 1987 to September 1991, and from September 1986 to September 1987 he was its Executive Vice President. Mr. King holds a BS degree in ceramic engineering from the University of Washington.

            The Board of Directors recommends a vote FOR the election
                       of each of the nominated Directors.

Board of Directors' Meetings and Committees

         The Board of Directors met six (6) times and acted by unanimous written consent seven (7) times during the fiscal year ended September 30, 1997 ("fiscal 1997"). No incumbent director attended fewer than 75% of the total number of meetings of the Board of Directors and of the committees of the Board on which he served. Standing committees of the Board currently include an Audit Committee and a Compensation Committee. The Board does not have a nominating committee or a committee performing a similar function.

         The Audit Committee did not meet separately from the full Board and took no actions by written consent during fiscal 1997. No actions were taken by written consent during fiscal 1997. The Audit Committee exercises the following powers: (1) nominates the independent auditors of the Company to be approved by the Board of Directors; (2) meets with the independent auditors to review the annual audit; (3) assists the full Board in evaluating the auditor's performance; and (4) reviews internal control procedures, related party transactions and, where appropriate, potential conflict of interest situations. Mr. Diller and Mr. King are currently members of the Audit Committee.

         The Compensation Committee did not meet separately from the full Board, but acted by unanimous written consent three (3) times during fiscal 1997. The Compensation Committee administers the Company's cash bonus and profit sharing plans and sets all stock and other compensation for the Company's officers. Dr. Chan and Dr. Kamath are currently members of the Compensation Committee. Additionally, the Compensation Committee administers the Company's 1995 Equity Incentive Plan and the Company's 1995 Employee Stock Purchase Plan.

Directors' Compensation

         Directors who are not employees of the Company receive cash compensation of $1,500 for their attendance at meetings of the Company's Board of Directors. Members of the committees of the Board of Directors who are not employees of the Company receive cash compensation of $500 for each committee meeting attended. Under a consulting arrangement with the Company, Mr. Diller provides advice to the Company in the areas of operations and strategic planning. Pursuant to this arrangement, Mr. Diller has received 10,000 options that vest quarterly over a period of one year.

         The Board of Directors adopted the 1995 Directors Stock Option Plan (the "Directors Plan") in August 1995, and the Company's stockholders approved the Directors Plan in September 1995. For more information regarding the Directors Plan, see Proposal No. 3.

                     PROPOSAL NO. 2 - APPROVAL OF AMENDMENT
                        TO THE 1995 EQUITY INCENTIVE PLAN

         Stockholders are being asked to approve an amendment to the Company's 1995 Equity Incentive Plan (the "Equity Incentive Plan") to increase the number of shares of Common Stock reserved for issuance thereunder from 950,000 to 1,350,000, an increase of 400,000 shares, or 4.4% of the shares outstanding as of the Record Date. The Board of Directors of the Company approved the proposed amendment described above on December 18, 1997 to be effective upon stockholder approval.

 Equity Incentive Plan History

         In August 1995, the Board of Directors of the Company adopted the Equity Incentive Plan and in September 1995 it was approved by the stockholders of the Company. 550,000 shares of Common Stock were originally reserved for issuance under the Equity Incentive Plan. In December 1996, the Board of Directors approved an amendment to the Equity Incentive Plan to increase the number of shares reserved for issuance thereunder to 950,000, and on February 21, 1997 it was approved by the stockholders of the Company.

Description of the 1995 Equity Incentive Plan

         Below is a summary of the principal provisions of the Equity Incentive Plan. The summary is qualified in its entirety by reference to the full text of the Equity Incentive Plan.

         Purpose. The purpose of the Equity Incentive Plan is to provide incentives to attract, retain and motivate eligible persons whose present and potential contributions are important to the success of the Company by offering them an opportunity to participate in the Company's future performance through awards of options, restricted stock and performance stock bonuses.

          Shares Subject to the Equity Incentive Plan. The stock reserved for issuance pursuant to awards granted under the Equity Incentive Plan consists of shares of the Company's authorized but unissued Common Stock. The aggregate number of shares that may be issued pursuant to awards granted under the Equity Incentive Plan is 1,350,000 shares (assuming approval of the proposal) plus any shares issuable upon exercise of options granted pursuant to the Company's 1994 Equity Incentive Plan that have or will expire or become unexercisable for any reason. If any option granted under the Equity Incentive Plan expires or terminates for any reason without being exercised in whole or in part, or any award terminates without being issued, the shares released from such option or award will again become available for grant and purchase under the Equity Incentive Plan. Over the term of the Equity Incentive Plan through December 30, 1997, a total of 1,750,450 stock options were granted of which 728,647 stock options were replacements for repriced options. During the same period, the following Named Executive Officers (as defined below) were granted options under the Equity Incentive Plan to purchase the following number of shares of the Company's Common Stock: David O'Brien - 175,000 shares; Richard E. Corbin - 86,000 shares; and Ralph S. Granchelli - 53,000 shares. During the same period, all employees and consultants other than the Named Executive Officers were granted options to purchase an aggregate of 1,417,457 shares under the Equity Incentive Plan, which includes the grants of repriced options.

         Eligibility. The Equity Incentive Plan provides for the grant of stock options and stock bonuses and the issuance of restricted stock by the Company to its employees, officers, directors, consultants, independent contractors and advisers. No person will be eligible to receive more than 100,000 shares in any calendar year pursuant to grants under the Equity Incentive Plan, except that a new employee of the Company (including a new employee who is also an officer or director of the Company) may receive up to a maximum of 400,000 shares in the calendar year in which the employee commences employment. As of December 30, 1997, approximately 166 persons were eligible to receive awards under the Equity Incentive Plan. The fair market value of the Common Stock on that date was $6.375. Subject to the terms of the Equity Incentive Plan, the Compensation Committee determines the persons who are to receive awards, the number of shares subject to each such award and the terms and conditions of such awards.

         Administration. The Equity Incentive Plan is administered by a Committee appointed by the Board (the "Compensation Committee") consisting of Chuck K. Chan and B. Yeshwant Kamath, each of whom is a "non-employee director" within the meaning of Rule 16b-3 promulgated under the Exchange Act and an "outside director" within the meaning of Section 162(m) of the Code of 1986, as amended (the "Code"). The interpretation or construction by the Compensation Committee of any provision of the Equity Incentive Plan or of any option granted under it is final and binding on all Participants.

         Stock Options. The Equity Incentive Plan permits the granting of options that are intended to qualify either as Incentive Stock Options ("ISOs") or Nonqualified Stock Options ("NQSOs"). Subject to the terms of the Equity Incentive Plan, the Compensation Committee determines for each option whether the option is to be an ISO or a NQSO, the number of shares for which the option will be granted, the exercise price of the option, the period during which the option may be exercised and other terms and conditions. Each option granted under the Equity Incentive Plan is evidenced by an option grant in such form as the Compensation Committee approves and is subject to the following conditions:

         Limitation on ISOs. A Participant may receive an ISO only if he or she is an employee of the Company or of a parent or subsidiary of the Company.

         Number of Shares. Each option grant states the number of shares to which it pertains.

         Option Exercise Period. Options granted under the Equity Incentive Plan are generally exercisable with respect to 25% of the shares annually elapsed from the date of grant.

         Option Exercise Price. The option exercise price of an ISO may not be less than 100% of the "fair market value" (as defined in the Equity Incentive Plan) of the shares subject to the ISO on the date of grant. The option exercise price of a NQSO may not be less than 85% of the fair market value of the shares subject to the NQSO on the date of grant. However, any options granted to a holder of more than 10% of the total combined voting shares of the company may not be less than 110% of the fair market value of the shares subject to such an option.

         Form of Payment. The exercise price of options granted under the Equity Incentive Plan, plus any applicable income tax withholding, is typically payable in cash or by check. The option exercise price may also be payable in shares of fully paid Common Stock of the Company that have been owned by the Participant for more than six months, by a full recourse promissory note, by waiver of compensation due or accrued to the Participant, by tender of property, through a "same day sale," through a "margin commitment" or by any combination of the foregoing that the Compensation Committee may authorize.

         Term of Options. Options granted under the Equity Incentive Plan are permitted to be exercisable for up to ten years, except that an option granted to a holder of greater than 10% of the total combined voting shares of the Company may not be exercisable for more than five years.

         Effect of Participant's Termination of Employment. If a Participant terminates employment with the Company, or any parent, subsidiary or affiliate of the Company, the Participant typically has three months (or twelve months in the case of the Participant's death or disability) to exercise any options exercisable on the date the Participant's employment with the Company terminates.

         Restricted Stock Awards. The Compensation Committee may grant Participants restricted stock awards to purchase stock either in addition to, or in tandem with, other awards under the Equity Incentive Plan, under such terms, conditions and restrictions as the Compensation Committee may determine. The purchase price for such awards must be no less than 85% of the fair market value of the Company's Common Stock on the date of the award, and can be paid for as described under Option Exercise Price above.

         Stock Bonus Awards. The Compensation Committee may grant Participants stock bonus awards either in addition to or in tandem with, other awards under the Equity Incentive Plan, under such terms, conditions and restrictions as the Compensation Committee may determine.

         Mergers, Consolidations, Change of Control. In the event of a merger, consolidation, dissolution or liquidation of the Company, the sale of substantially all of the assets of the Company or any other similar corporate transaction, the successor corporation may assume, replace or substitute equivalent awards in exchange for those granted under the Equity Incentive Plan or provide substantially similar consideration, shares or other property subject to repurchase restrictions no less favorable to the Participants under the Equity Incentive Plan. In the event that the successor corporation does not assume or substitute the awards, the awards, including outstanding options, shall expire on such transaction at such time and upon such conditions as the Compensation Committee determines.

         Amendment of the Equity Incentive Plan. The Board may at any time terminate or amend the Equity Incentive Plan, including amending any form or award agreement or instrument to be executed pursuant to the Equity Incentive Plan. The Board may not amend the Equity Incentive Plan in any manner that requires shareholder approval pursuant to the Code or the regulations promulgated thereunder or pursuant to the Exchange Act or Rule 16b-3 promulgated thereunder (or its successor) without such approval.

         Term of the Equity Incentive Plan. Awards may be granted pursuant to the Equity Incentive Plan from time to time until August 22, 2005, which is ten years after the date the Equity Incentive Plan was originally adopted by the Board.

         Federal Income Tax Information. THE FOLLOWING IS A GENERAL SUMMARY AS OF THE DATE OF THIS PROXY STATEMENT OF THE FEDERAL INCOME TAX CONSEQUENCES TO THE COMPANY AND PARTICIPANTS UNDER THE EQUITY INCENTIVE PLAN. THE FEDERAL TAX LAWS MAY CHANGE AND THE FEDERAL, STATE AND LOCAL TAX CONSEQUENCES FOR ANY
PARTICIPANT  WILL  DEPEND  UPON  HIS  OR  HER  INDIVIDUAL  CIRCUMSTANCES.   EACH
PARTICIPANT HAS BEEN AND IS ENCOURAGED TO SEEK THE ADVICE OF A QUALIFIED TAX ADVISOR REGARDING THE TAX CONSEQUENCES OF PARTICIPATION IN THE EQUITY INCENTIVE PLAN.

         Incentive Stock Options. A Participant recognizes no income upon grant of an ISO and incurs no tax on its exercise (unless the Participant is subject to the alternative minimum tax ("AMT")). If the Participant holds the stock acquired upon exercise of an ISO (the "ISO Shares") for more than one year after the date the option was exercised and for more than two years after the date the option was granted, the Participant generally will realize capital gain or loss (rather than ordinary income or loss) upon disposition of the ISO Shares. If there is capital gain, the ISO shares will be taxed at a rate that depends on whether they were held for more than eighteen months (long-term) or for more than one year but not more than eighteen months (mid-term). This gain or loss will be equal to the difference between the amount realized upon such disposition and the amount paid for the ISO Shares.

         If the Participant disposes of ISO Shares prior to the expiration of either required holding period (a "disqualifying disposition"), the gain realized upon such disposition, up to the difference between the fair market value of the ISO Shares on the date of exercise (or, if less, the amount realized on a sale of such shares) and the option exercise price, will be treated as ordinary income. Any additional gain will be long-term, mid-term or short-term capital gain, depending upon the amount of time the ISO Shares were held by the Participant.

         Alternative Minimum Tax. The difference between fair market value of the ISO Shares on the date of exercise and the exercise price is an adjustment to income for purposes of the AMT. The AMT (imposed to the extent it exceeds the taxpayer's regular tax) is 26% of the portion of an individual taxpayer's alternative minimum taxable income that would otherwise be taxable as ordinary income (28% in the case of alternative minimum taxable income in excess of $175,000). A maximum 20% AMT rate applies with respect to the portion of a taxpayer's alternative minimum taxable income that would otherwise be taxable as net capital gain. Alternative minimum taxable income is determined by adjusting regular taxable income for certain items, increasing that income by certain tax preference items (including the difference between the fair market value of the ISO shares on the date of exercise and the exercise price) and reducing this amount by the applicable exemption amount ($45,000 in case of a joint return, subject to reduction under certain circumstances). If a disqualifying disposition of the ISO Shares occurs in the same calendar year as exercise of the ISO, there is no AMT adjustment with respect to those ISO Shares. Also, upon a sale of ISO Shares that is not a disqualifying disposition, alternative minimum taxable income is reduced in the year of sale by the excess of the fair market value of the ISO Shares at exercise over the amount paid for the ISO Shares.

         Non Qualified Stock Options. A Participant will not recognize any taxable income at the time a NQSO is granted. However, upon exercise of a NQSO the Participant will include in income as compensation an amount equal to the difference between the fair market value of the shares on the date of exercise and the Participant's purchase price. The included amount will be treated as ordinary income by the Participant and may be subject to withholding by the Company (either by payment in cash or withholding out of the Participant's salary). Upon resale of the shares by the Participant, any subsequent appreciation or depreciation in the value of the shares will be treated as capital gain or loss.

         Restricted Stock and Stock Bonus Awards. Restricted stock and stock bonus awards will generally be subject to tax at the time of receipt, unless there are restrictions that enable the Participant to defer tax. At the time that tax is incurred, the tax treatment will be similar to that discussed above for NQSOs.

         Tax Treatment of the Company. The Company generally will be entitled to a deduction in connection with the exercise of a NQSO by a Participant or the receipt of restricted stock or stock bonuses by a Participant to the extent that the Participant recognizes ordinary income. The Company will be entitled to a deduction in connection with the disposition of ISO Shares only to the extent that the Participant recognizes ordinary income on a disqualifying disposition of the ISO Shares.

         ERISA. The Equity Incentive Plan is not qualified under Section 401(a) of the Code or subject to any of the provisions of the Employee Retirement Income Security Act of 1974 ("ERISA").

             The Board of Directors recommends a vote FOR amendment
                   of the Company's 1995 Equity Incentive Plan

                        PROPOSAL NO. 3 - AMENDMENT OF THE
                        1995 DIRECTORS STOCK OPTION PLAN

                  Stockholders are being asked to approve an amendment to the Company's 1995 Directors Stock Option Plan (the "Directors Plan") to increase the number of shares automatically granted to non-employee directors from 5,000 shares to 10,000 shares per year and to remove the limit of 40,000 shares per non-employee director over the life of such plan. The Board of Directors of the Company approved the proposed amendment described above on December 18, 1997 to be effective upon stockholder approval.

Equity Incentive Plan History

         In August 1995, the Board of Directors of the Company adopted the Directors Plan and reserved a total of 150,000 shares of the Company's Common Stock for issuance thereunder. Stockholders approved the Directors Plan in September 1995. The Plan became effective on October 10, 1995, the effective date of the initial public offering of the Company's Common Stock.

Description of the 1995 Directors Stock Option Plan

         Below is a summary of the principal provisions of the Directors Plan. The summary is qualified in its entirety by reference to the full text of the Directors Plan.

         Purpose. The purpose of the Directors Plan is to provide incentive for members of the Board of Directors (the "Board") of the Company who are not also employees of the Company or any parent, subsidiary or affiliate of the Company ("Outside Directors"), by providing such persons with an opportunity to purchase shares of Common Stock of the Company.

         Shares Subject to the Directors Plan. The stock reserved for issuance pursuant to awards granted under the Directors Plan consists of shares of the Company's authorized but unissued Common Stock. The aggregate number of shares that may be issued pursuant to awards granted under the Directors Plan is 150,000 shares. If any option granted under the Directors Plan expires or terminates for any reason without being exercised in whole or in part, or any award terminates without being issued, the shares released from such option or award will again become available for grant and purchase under the Directors Plan. Over the term of the Directors Plan through December 30, 1997, a total of 60,000 stock options were granted.

         Eligibility. The Directors Plan provides for the grant of stock options by the Company to Outside Directors. Each eligible person who first becomes a member of the Board on or after October 10, 1995 will automatically be granted an option for 20,000 shares on the date such eligible person joins the Board. Each year on the date of the Company's Annual Stockholders Meeting, each Outside Director will automatically be granted a Succeeding Grant for 10,000 shares (assuming approval of the proposal). Succeeding Grants will not be granted to an Outside Director unless he or she is still a member of the Board. As of December 30, 1997, five directors were eligible to receive awards under the Directors Plan. The fair market value of the Common Stock on that date was $6.375.

         Administration. The Directors Plan is administered by the Board. The Board's interpretation of any provision of the Directors Plan or any option granted thereunder shall be final and binding upon the Company and all persons having an interest in any such option or any shares purchased pursuant to such an option. The members of the Board do not receive any compensation for administering the Plan. The Company bears all expenses in connection with administration of the Plan.

         Stock Options. The Directors Plan permits the granting of Non Qualified Stock Options ("NQSOs"). Subject to the terms of the Directors Plan, the Board determines for each option, the number of shares for which the option will be granted, the exercise price of the option, the period during which the option may be exercised and other terms and conditions. Each option granted under the Directors Plan is evidenced by an option grant in such form as the Board approves and is subject to the following conditions:

         Limitation on NQSOs. A director may receive an NQSO only if he or she is an Outside Director of the Company or of a parent or subsidiary of the Company.

         Number of Shares. Each option grant states the number of shares to which it pertains.

         Option Exercise Period. Options granted under the Directors Plan are generally exercisable with respect to 2.0833% of the shares monthly elapsed from the date of grant.

         Option Exercise Price. The exercise price is equal to the "fair market value" of the shares on the date the option is granted.

         Form of Payment. The exercise price of options granted under the Directors Plan, plus any applicable income tax withholding, is typically payable in cash or by check. The option exercise price may also be payable in (i) shares of fully paid Common Stock of the Company that have been owned by the Outside Director for more than six months prior to exercise, (ii) waiver of compensation due Outside Director,
         (iii) a "same day sale" commitment, (iv) a "margin commitment" or (v) any combination of the foregoing that the Board may authorize.

         Term of Options. Options granted under the Directors Plan are permitted to be exercisable for up to ten years, except that an option granted to a holder of greater than 10% of the total combined voting shares of the Company may not be exercisable for more than five years.

         Effect of Director's Termination. In the event that a Outside Director ceases to be a member of the Board for any reason the stock options will cease to vest. If the reason that the Outside Director ceased to be a member of the Board is other than death or disability (within the meaning of Section 22(e)(3) of the Internal Revenue Code, as amended (the "Code")), the Outside Director will have the right to exercise his or her options at any time within three months after such termination to the extent the Outside Director's right to exercise such option was exercisable at the date of termination of their status as Outside Director and had not previously been exercised, but in any event no later than the option expiration date.

         Mergers, Consolidations, Change of Control. In the event of a dissolution or liquidation of the Company, a merger or consolidation in which the Company is not the surviving corporation (other than a merger or consolidation with a wholly-owned subsidiary, a re-incorporation of the Company in a different jurisdiction, or other transaction in which there is no substantial change in the stockholders of the Company and the options granted under the Directors Plan are assumed or replaced by the successor corporation), a merger in which the Company is the surviving corporation but after which the stockholders of the Company cease to own their own shares or other equity interests in the Company, the sale of all or substantially all of the assets of the Company or any other transaction which qualifies as a "corporate transaction" under Section 424 of the Code wherein the stockholders of the Company give up all of their equity interest in the Company (except for the acquisition of all or substantially all of the outstanding shares of the Company), the vesting of Outside Director options granted pursuant to this Plan will accelerate to become exercisable in full prior to the consummation of the corporate transaction and if the Outside Director does not then exercise their options, such options will terminate prior to the consummation of the corporate transaction in accordance with the Plan.

         Amendment of the Directors Plan. The Board may not amend or rescind the provisions of any outstanding options under the Directors Plan. However, the Board may terminate or amend the Directors Plan in any respect provided it does not, without stockholder approval, amend the Directors Plan in any manner that requires stockholder approval. Currently, this means that the Board must have stockholder approval in order to increase the total number of shares available under the Directors Plan or change the class of persons eligible to receive options. Further, provisions of the Directors Plan governing the award formula and the conditions and terms of options may not be amended more frequently than once every six months other than to comport with change in applicable federal tax and benefit plan laws and rules.

         Term of the Directors Plan. Awards may be granted pursuant to the Directors Plan from time to time until August 22, 2005, which is ten years after the date the Directors Plan was originally adopted by the Board.

         Federal Income Tax Information. THE FOLLOWING IS A GENERAL SUMMARY AS OF THE DATE OF THIS PROXY STATEMENT OF THE FEDERAL INCOME TAX CONSEQUENCES TO THE COMPANY AND PARTICIPANTS UNDER THE DIRECTORS PLAN. THE FEDERAL TAX LAWS MAY CHANGE AND THE FEDERAL, STATE AND LOCAL TAX CONSEQUENCES FOR ANY PARTICIPANT WILL DEPEND UPON HIS OR HER INDIVIDUAL CIRCUMSTANCES. EACH PARTICIPANT HAS BEEN AND IS ENCOURAGED TO SEEK THE ADVICE OF A QUALIFIED TAX ADVISOR REGARDING THE TAX CONSEQUENCES OF PARTICIPATION IN THE DIRECTORS PLAN.

         Non Qualified Stock Options. A Participant will not recognize any taxable income at the time a NQSO is granted. However, upon exercise of a NQSO the Participant will include in income as compensation an amount equal to the difference between the fair market value of the shares on the date of exercise and the Participant's purchase price. The included amount will be treated as ordinary income by the Participant and may be subject to withholding by the Company (either by payment in cash or withholding out of the Participant's salary). Upon resale of the shares by the Participant, any subsequent appreciation or depreciation in the value of the shares will be treated as capital gain or loss.

         Tax Treatment of the Company. The Company generally will be entitled to a deduction in connection wit exercise of a NQSO by a Participant to the extent that the Participant recognizes ordinary income.

         ERISA. The Directors Plan is not qualified under Section 401(a) of the Code or subject to any of the provisions of the Employee Retirement Income Security Act of 1974 ("ERISA").

New Plan Benefits

         The following  table shows expected fiscal 1998 option grants under the
Directors  Plan for the Named  Executive  Officers  and for the groups of people indicated.  No grants will be made to any  individuals  other than  non-employee directors.  Future  options and awards under the Equity  Incentive  Plan are not included in the table because they cannot be currently  determined.  Options and awards  under  the  Equity  Incentive  Plan  are made at the  discretion  of the
Compensation Committee.
 -------------------------------------------------------------------------------------------------------
                                                                                 Directors Plan
                                                                    Exercise Price              Number
           Name                                                      (per share)               of Shares
  Chuck K. Chan                                                          (1)                    10,000
  Richard E. Corbin                                                     ----                      ----
  James V. Diller                                                        (1)                    10,000
  Ralph S. Granchelli, Jr.                                              ----                      ----
  B. Yeshwant Kamath                                                     (1)                    10,000
  Alan V. King                                                           (1)                    10,000
  David O'Brien                                                         ----                      ----
  All directors who are not executive officers as a group (4 persons)    (1)                    40,000
  All executive officers as a group (3 persons)                         ----                      ----
  All employees, including officers who are not executive officers
  as a group                                                            ----                      ----
 -------------------------------------------------------------------------------------------------------
 -------------

    (1) Only directors who are not employees of the Company are eligible to participate in the Directors Plan. The exercise price for fiscal 1998 grants will be the fair market value of the Company's Common Stock on the date of grant. If the amendment to the Directors Plan is adopted, future grants to each current eligible director will be 10,000 shares per year.

             The Board of Directors recommends a vote FOR amendment
                of the Company's 1995 Directors Stock Option Plan


                  PROPOSAL NO. 4 - RATIFICATION OF SELECTION OF
                              INDEPENDENT AUDITORS

         The Company has selected Ernst & Young LLP as its independent auditors to perform the audit of the Company's financial statements for fiscal 1998, and the stockholders are being asked to ratify such selection. Ernst & Young LLP was engaged as the Company's independent auditors in 1984 and performed the Company's audit for fiscal years 1990 through 1997. Representatives of Ernst & Young LLP will be present at the Annual Meeting, will have the opportunity to make a statement at the Annual Meeting if they desire to do so, and will be available to respond to appropriate questions.

            The Board of Directors recommends a vote FOR ratification
                      of Ernst & Young LLP as the Company's
                              independent auditors

         SECURITY OWNERSHIP OF CERTAIN BENEFICIAL OWNERS AND MANAGEMENT

         The following table sets forth certain information,  as of December 30,
1997 with respect to the beneficial  ownership of the Company's Common Stock by:
(a) each  stockholder  known by the Company to be the  beneficial  owner of more than five percent of the Company's Common Stock; (b) each director nominee;  (c)
the Named  Executive  Officers (as defined below) and (d) all current  executive officers and directors as a group.
--------------------------------------------------------------------------------------------------
                                                Amount and Nature of
  Name and Address of Beneficial Owner          Benificial Ownership(1)         Percent of Class
--------------------------------------------------------------------------------------------------
Velocity Capital Management LLC(2)                   667,500                           7.3%
Wall Street Associates(3)                            541,700                           6.0
Donald T Valentine(4)                                537,428                           5.9
David O'Brien(5)                                     328,339                           3.6
Richard E. Corbin(6)                                 189,638                           2.1
Ralph S. Granchelli, Jr.(7)                           75,697                             *
James V. Diller(8)                                    39,865                             *
Chuck K. Chan(9)                                      39,148                             *
B. Yeshwant Kamath(10)                                34,750                             *
Alan V. King(11)                                         833                             *
All current officers and directors as a group
(8 persons)(12)                                    1,245,698                          13.5%
--------------------------------------------------------------------------------------------------
-------------

    *Less than 1%.

   (1) Unless otherwise indicated below, the persons named in the table have sole voting and sole investment power with respect to all shares beneficially owned, subject to community property laws where applicable.

   (2) According to a Form 13D filed with the Securities and Exchange Commission, Velocity Capital Management LLC, 261 Hamilton Avenue, Suite 212, Palo Alto, California 94301 was the beneficial owner of 667,600 shares on November 20, 1997.

   (3) According to a Form 13F filed with the Securities and Exchange Commission, Wall Street Associates, 1200 Prospect Street, Suite 100, La Jolla, California 92037 was the beneficial owner of 541,700 shares on September 30, 1997.

   (4) Includes 482,018 shares held by Sequoia Capital Growth Fund and 30,766 shares held by Sequoia Technology Partners III. Mr. Valentine, a director of the Company, is a general partner of Sequoia Capital Growth Fund and Sequoia Technology Partners III. As such, he may be deemed to share voting and investment power for the shares held by such funds. He disclaims beneficial ownership of all such shares held by the foregoing funds, except to the extent of his pecuniary interest in such funds. Also includes 3,750 shares subject to options exercisable within 60 days of December 30, 1997, 364 shares held by Mr. Valentine, 352 shares held by Rachel C. Valentine, a member of Mr. Valentine's immediate family, and 20,178 shares held by the Donald T. Valentine Family Trust, of which Mr. Valentine is a trustee. Mr. Valentine's address is Sequoia Capital, 3000 Sand Hill Road, Building 4, Suite 280, Menlo Park, California 94025.

   (5) Represents 272,174 shares held by Dr. O'Brien, 6,199 shares held by Dr. O'Brien as Custodian and 49,966 shares subject to options exercisable within 60 days of December 30, 1997.

   (6) Represents 69,221 shares held by Richard Corbin as Trustee, 95,365 shares held by Mr. Corbin and 25,052 shares subject to options exercisable within 60 days of December 30, 1997.

   (7) Represents 19,500 shares held by Mr. Granchelli and 56,197 shares subject to options exercisable within 60 days of December 30, 1997.

   (8)  Represents 4,615 shares held by Mr. Diller,  31,500 shares held by James
        V. and June P. Diller Trust and 3,750 shares subject to options exercisable within 60 days of December 30, 1997.

   (9) Represents 25,981 shares held by Dr. Chan and 13,167 shares subject to options exercisable within 60 days of December 30, 1997.

   (10) Represents 11,000 shares held by Mr. Kamath and 23,750 shares subject to options exercisable within 60 days of December 30, 1997.

   (11) Represents 833 shares subject to options exercisable within 60 days of December 30, 1997.

   (12) Includes the shares subject to options exercisable within 60 days of December 30, 1997 described in footnotes (4) through (11).

                             EXECUTIVE COMPENSATION

         The following table sets forth all  compensation  awarded to, or earned or  paid  for  services  rendered  in all  capacities  to the  Company  and  its subsidiaries  during  each of fiscal  1995,  1996 and 1997 by (i) the  Company's
Chief  Executive  Officer and (ii) the  Company's  two most  highly  compensated executive  officers other than the Chief  Executive  Officer who were serving as executive  officers at the end of fiscal  1997 and whose total  salary and bonus
was  more  than  $100,000  in  fiscal  1997  (together,   the  "Named  Executive
Officers").  This  information  includes the dollar  values of base salaries and bonus awards,  the number of shares subject to stock options granted and certain other compensation, if any, whether paid or deferred. The Company does not grant
SARs and has no long-term compensation benefits other than stock options.
                                                 Summary Compensation Table

--------------------------------------------------------------------------------------------------------------------------
                                                                                         Long-Term
                                                                                        Compensation
                                                          Annual Compensation              Awards
                                                       -------------------------------------------------
                                                                                         Securities
                                                                                         Underlying         All Other
                                                                                          Options         Compensation
Name and Principal Position                  Year       Salary ($)    Bonus ($)(1)    (No. of Shares)        ($)(3)
--------------------------------------------------------------------------------------------------------------------------
David O'Brien                                1997        $175,381          ----            100,000(2)         $2,265
   President, Chief Executive Officer        1996         187,218       $42,000               ----             1,350
   and Chief Financial Officer               1995         175,476        54,000            100,000             1,350

Richard E. Corbin                            1997         135,588          ----             77,000(2)          3,045
   Vice President of Technology              1996         127,477        26,600               ----             2,045
                                             1995         125,254        32,400             45,000             1,917

Ralph S. Granchelli, Jr.                     1997         121,442          ----             33,000(2)            398
   Vice President of Marketing               1996         121,281        21,000               ----               296
                                             1995         121,417        27,000             25,000               279
--------------------------------------------------------------------------------------------------------------------------
----------------------

 (1) Represents bonuses earned for services rendered during the fiscal year listed, even if paid after the end of the fiscal year.

 (2) Represents an option for 100,000 shares granted in fiscal 1995 and repriced in fiscal 1997 for Mr. O'Brien; an option for 45,000 shares granted in fiscal 1995 and repriced in fiscal 1997 and an option for 16,000 shares granted in fiscal 1997 and repriced in fiscal 1997 for Mr. Corbin; and an option for 25,000 shares granted in fiscal 1995 and repriced in fiscal 1997 and an option for 8,000 shares granted in fiscal 1997 that was not repriced for Mr. Granchelli.

 (3) Represents insurance premiums paid by the Company with respect to term life insurance for the benefit of the Named Officers. Perquisites are excluded as their aggregate value did not meet the reporting threshold of the lesser of $50,000 or 10% of the individual's salary plus bonus.

                          Option Grants in Fiscal 1997

         The following table sets forth information concerning individual stock option grants during the fiscal year ended September 30, 1997 to each of the Named Executive Officers. In accordance with the rules of the Securities and Exchange Commission (the "SEC"), the table sets forth the hypothetical gains or "option spreads" that would exist for the options at the end of their respective ten-year terms. These gains are based on assumed rates of annual compound stock appreciation of 5% and 10% from the date the option was granted to the end of the option terms. Actual gains, if any, on option exercises are dependent on the future performance of the Company's Common Stock and overall market conditions.
There can be no assurance that the potential realizable values shown in this table will be achieved.
                                                     Option Grants Table

-------------------------------------------------------------------------------------------------------------------------------
                                                    Individual Grants
                           --------------------------------------------------------------------
                                                 % of Total                                      Potential Realizable Value
                               Number of       Options Granted                                   at Assumed Annual Rates of
                               Securities      to Employees in     Exercise                       Stock Price Appreciation
                               Underlying        Fiscal Year        Price        Expiration          for Option Term (1)
Name                        Options Granted       1997 (3)          ($/Sh)          Date       -------------------------------
                                (#) (2)                                                                  5%($) 10%($)
-------------------------------------------------------------------------------------------------------------------------------
David O'Brien                  100,000 (4)           7.1%              $4.2500    07/01/07        $267,280        $677,320
Richard E. Corbin               61,000 (4)           5.4                4.2500    07/01/07         205,806         521,536
Richard E. Corbin               16,000 (5)           1.1                5.0625    02/06/07          50,941         129,090
Ralph S. Granchelli, Jr.        25,000 (4)           1.8                4.2500    07/01/07          66,820         169,330
Ralph S. Granchelli, Jr.         8,000               0.6                6.7500    09/04/07          33,961          86,060
-------------------------------------------------------------------------------------------------------------------------------

 (1) The 5% and 10% assumed rates of annual compound stock price appreciation are mandated by rules of the SEC and do not represent the Company's estimate or projection of future Common Stock prices.

 (2) Stock options are granted with an exercise price equal to the fair market value of the Company's Common Stock on the date of grant and become exercisable at a rate of 25% annually.

 (3) The Company granted options to purchase 1,417,457 shares in fiscal 1997 which includes the grants of repriced options for 728,647 shares.

 (4) All options represent options that were repriced on July 1, 1997. All options that were repriced were granted prior to fiscal 1997 except for an option for 16,000 shares granted to Mr. Corbin in fiscal 1997. These repriced options become exercisable in 1997 through 2000.

 (5) This option was granted in fiscal 1997 and subsequently repriced that same year. See footnote (4).

         The following  table sets forth  information  concerning  the number of shares  acquired  on  exercise  of stock  options,  the value  realized  on such exercise,  and the  number  and  value  of  unexercised  stock  options  held at
September 30, 1997 by each of the Named Executive Officers.
                                       Aggregated Option Exercises in Fiscal 1997 and
                                              September 30, 1997 Option Values

------------------------------------------------------------------------------------------------------------------------------
                                                                Number of Securities             Value of Unexercised
                                                               Underlying Unexercised            In-the-Money Options
                               Shares                            Options at 9/30/97                at 9/30/97 ($)(2)
                             Acquired on   Value Realized    ------------------------------ -----------------------------------
Name                          Exercise           (1)           Exercisable Unexercisable         Exercisable Unexercisable
------------------------------------------------------------------------------------------------------------------------------
David O'Brien                  120,874        $353,556         33,997          99,303           $ 94,617        $213,621
Richard E. Corbin               47,754         101,477         14,039          59,501             44,806         127,221
Ralph S. Granchelli, Jr.        10,000          40,813         56,355          37,276            308,674          59,252
------------------------------------------------------------------------------------------------------------------------------

 (1) "Value Realized" represents the fair market value of the shares underlying the option on the date of exercise less the aggregate exercise price.

 (2) These values, unlike the amounts set forth in the column entitled "Value Realized," have not been and may never be realized. They are based on the positive spread between the respective exercise prices of outstanding stock options and the fair market value of the Company's Common Stock on September 30, 1997 ($6.375).

                              EMPLOYMENT AGREEMENTS

         The Company has entered into Executive Compensation Agreements, dated as of March 22, 1991, with Dr. O'Brien and Messrs. Granchelli, and Corbin. The agreements provide for severance payments and benefits following termination of their employment, other than for cause or disability, in the event of a change in control of the Company. The Company must provide Dr. O'Brien with at least six months advance notice of such termination and a severance payment equal to six months base salary at the end of the notice period. The Company must provide each of the other officers with at least three months advance notice of such termination and severance payments equal to three months base salary at the end of the notice period. In each case, any unvested stock options that are held by the officer that would have become vested within 12 months after the end of the notice period will become fully vested.

         Dr. O'Brien's agreements also provides that if, for any reason other than for cause, disability or a change in control, the Company terminates his employment or fails to retain him as President and Chief Executive Officer of the Company and as a result he terminates his employment, then the Company will continue to pay him his base salary and benefits for three months and up to an additional three months, until such time as he begins comparable full-time employment with another employer. Upon such a termination, no stock options held by Dr. O'Brien will vest after the date of such employment termination.

                                    SEVERANCE

         In June 1997, Barry L. Siegel, former Vice President of Engineering resigned from the Company. Mr. Siegel had been a party to an Executive Compensation Agreement (the "Agreement") with the Company. The Agreement states that Mr. Siegel will continue to make himself available to the Company as a consultant and in consideration for his consultancy services, the Company agreed to pay Mr. Siegel $10,467 for a twelve month period that began in June 1997. In addition, Mr. Siegel received twelve months of additional stock option vesting. As of December 30, 1997, Mr. Siegel has 26,650 options outstanding of which 15,845 options are fully vested and exercisable.

           COMPENSATION COMMITTEE INTERLOCKS AND INSIDER PARTICIPATION

         The Compensation Committee of the Board of Directors consists of Dr. Chan and Mr. Diller, neither of whom has been or is an officer or an employee of the Company. No member of the Compensation Committee has a relationship that would constitute an interlocking relationship with executive officers or directors of another entity.

         REPORT OF THE COMPENSATION COMMITTEE ON EXECUTIVE COMPENSATION

         The Compensation Committee report is required by the SEC and shall not be deemed to be incorporated by reference by any general statement incorporating by reference this Proxy Statement into any filing under the Securities Act of 1933, as amended (`the "Securities Act"), or the Securities Exchange Act of
1934, as amended (the "Exchange Act"), except to the extent the Company specifically incorporates this information by referencing and shall not otherwise be deemed soliciting material or filed under such Acts.

         The Compensation Committee establishes the general compensation policy of the Company. The role of the Compensation Committee is to review, establish guidelines, and approve salaries, cash bonuses, stock options and other compensation of the executive officers. As discussed, the Compensation Committee consists solely of directors Chuck K. Chan and B. Yeshwant Kamath. David
O'Brien, President, Chief Executive Officer and Chief Financial Officer of the Company, attends certain of the meetings of the Compensation Committee and makes recommendations regarding executive compensation. Dr. O'Brien did not attend any Compensation Committee meetings where Dr. O'Brien's compensation package was being discussed by the Compensation Committee. The Compensation Committee also administers the 1995 Equity Incentive Plan and the 1995 Stock Purchase Plan.

General Compensation Policy

         The Compensation Committee has set forth the following as criteria for total executive compensation:

         o    The  Company's  total  executive   compensation  package  must  be
              competitive in the marketplace so as to enable the Company to attract and retain top caliber executive talent.

         o The Company's executive compensation must be linked to the Company's overall performance. The philosophy of the Compensation Committee is that base salary should be on par with industry averages for comparable companies; however, the executive officers should have significant cash bonus incentives if the Company meets or exceeds the goals committed to the Board, particularly in view of the Board's opinion of the relative difficulty in reaching these goals given competitive market conditions and other factors affecting the Company's performance.

         o The Compensation Committee believes that stock options play an important role in attracting and retaining qualified personnel in that stock options provide personnel with a reward directly tied to increased stock values.

         The Committee's philosophy in compensating executive officers, including the CEO, is to relate compensation directly to corporate performance. Thus, the Company's compensation policy, which applies to management and other employees of the Company, relates a portion of each individual's total compensation to the Company's corporate objectives set forth at the beginning of the Company's fiscal year, as well as to individual contributions. Consistent with this policy, a designated portion of the compensation of the executive officers of the Company is contingent on corporate performance and adjusted based on the individual officer's performance as measured against established personal objectives. Long-term equity incentives for executive officers are effected through the granting of stock options under the 1995 Equity Incentive Plan. Stock options generally have value for the executive only if the price of the Company's stock increases above the fair market value on the grant date and the executive remains in the Company's employ for the period required for the shares to vest.

         In preparing the performance graph for this Proxy Statement, the Company used the Nasdaq Composite Stock Market Index ("Nasdaq Index") as its published line of business index as the Company believes that the Nasdaq Index is a good indicator of stock price performance with respect to the Company's industry. The Company further believes that the data contained in the executive compensation survey described in the foregoing paragraph, which includes certain companies on the Nasdaq Index, is a good benchmark with respect to executive compensation practices in the Company's industry.

1997 Executive Compensation

         Base Salaries. The base salary for each executive officer for fiscal 1997 was determined by the Compensation Committee after considering the relative compensation for comparable positions at comparable companies from various available industry sources.

         Incentive  Compensation.   Once  base  salaries  were  determined,   an
additional portion of total compensation was awarded to Company executives based upon the actual pre-tax income of the Company.

         Stock Options. Stock options granted by the Compensation Committee take into consideration the anticipated future contribution and ability to impact corporate business results of each affected executive officer. In fiscal 1997, the Committee determined that each executive officer should have an approximate equal number of shares of Company stock that can be exercised, each year, through 2000. The number and vesting of stock options for each executive officer was based on the foregoing criteria, as well as the Compensation Committee's determination that stock option grants are an effective technique to enhance executive officer performance and retention.

1997 CEO Compensation

         In fiscal 1997, Dr. O'Brien's base salary was $175,381 (as compared to $187,218 in fiscal 1996). Dr. O'Brien did not receive any bonuses in fiscal 1997 and no stock options were granted to Dr. O'Brien with the exception of a repriced option for 100,000 shares.

Compliance with Section 162(m) of the Internal Revenue Code of 1986

         The Company intends to comply with the requirements of Section 162(m) of the Internal Revenue Code of 1986 (the "Code") for fiscal 1996. The 1995 Equity Incentive Plan is currently in compliance with Section 162(m) of the Code. The Company does not expect cash compensation for fiscal 1996 to be affected by the requirements of Section 162(m).

1997 Option Repricing Program

         Competition for skilled engineers and other key employees in the semiconductor industry is intense and the use of significant stock options for retention and motivation of such personnel is widespread in the high technology industries. The Compensation Committee believes that stock options are a critical component of the compensation offered by the Company to promote long-term retention of key employees, motivate high levels of performance and recognize employee contributions in the success of the Company. The market price of the Company's common stock decreased substantially from a high of $13.25 on April 30, 1996 to a low of $3.125 on April 2, 1997. In light of this substantial decline in the market price, the Compensation Committee believed that the large numbers of outstanding stock options with an exercise price in excess of the actual market price were no longer an effective tool to encourage employee retention or to motivate high levels of performance. Many of these options were granted prior to the Company's initial public offering.

         Employees and Consultants. The Compensation Committee approved, on April 25, 1997, an option repricing program for all employees and consultants to the Company who were not executive officers of the Company.

         Under this program, the eligible optionees were permitted to exchange one or more of their existing stock options ("Old Options") for new stock options ("Repriced Options") covering a number of shares equal to the number of unexercised shares covered by the applicable Old Option under the Elantec Semiconductor, Inc. 1995 Equity Incentive Plan or the Elantec, Inc. 1994 Equity Incentive Plan that (a) was exercisable at a per share price that was greater than the last reported sales price of the Company's Common Stock on the Nasdaq National Market on May 7, 1997 and (b) was held by an optionee who was not an executive officer. In consideration of receiving a Repriced Option, the optionee forfeited all accrued vesting on Old Options and recommenced vesting on May 7, 1997 as to 2.0833% of the shares subject to such Repriced Options at the end of each full succeeding month thereafter. Each exchanged Old Option was cancelled. The exercise price of the Repriced Options was equal to the closing market price ($4.25) on May 7, 1997.

         Executive Officers. The Compensation Committee approved, on June 25, 1997, an option repricing program for executive officers of the Company who were eligible to participate in the program.

         Under this program, the executive officers were permitted to exchange one or more of their existing stock options ("Old Options") for new stock options ("Repriced Options") covering a number of shares equal to the number of unexercised shares covered by the applicable Old Option under the Elantec Semiconductor, Inc. 1995 Equity Incentive Plan or the Elantec, Inc. 1994 Equity Incentive Plan that (a) is exercisable at a per share price of $4.25 or the last reported sales price of the Company's Common Stock on the Nasdaq National Market on July 1, 1997, whichever is higher. In consideration of receiving a Repriced Option, the optionee forfeited all accrued vesting on Old Options and recommenced vesting on July 1, 1997 as to 2.0833% of the shares subject to such Repriced Options at the end of each full succeeding month thereafter. Each exchanged Old Option was cancelled. The exercise price of the Repriced Options ($4.25) was above the closing market price ($4.0625) on July 1, 1997.

         Options  repriced  on July 1, 1997 for each of the  Company's  executive  officers  at the end of fiscal  1997,  are listed in the following table.
--------------------------- ----------- ------------------- --------------- --------------- ------------ ---------------------
                                            Number of                                                         Length of
                                           Securities       Market Price      Exercise                     Original Option
                                           Underlying        of Stock at      Price at                     Term Remaining
                                             Options           Time of         Time of         New           at Date of
                                           Repriced or      Repricing or    Repricing or     Exercise       Repricing or
Name                          Date           Amended          Amendment       Amendment       Price           Amendment
--------------------------- ----------- ------------------- --------------- --------------- ------------ ---------------------
David O'Brien               07/01/97         100,000           $4.0625         $9.0000        $4.25       8 years, 90 days

Richard E. Corbin           07/01/97         16,000             4.0625          5.0625         4.25       9 years, 220 days
                            07/01/97         45,000             4.0625          9.0000         4.25       8 years, 90 days

Ralph S. Granchelli, Jr.    07/01/97         25,000             4.0625          9.0000         4.25       8 years, 90 days
--------------------------- ----------- ------------------- --------------- --------------- ------------ ---------------------


                                                          COMPENSATION COMMITTEE
                                                              Chuck K. Chan
                                                            B. Yeshwant Kamath

                                PERFORMANCE GRAPH

         The stock price performance graph below is required by the SEC and shall not be deemed to be incorporated by reference by any general statement incorporating by reference this Proxy Statement into any filing under the Securities Act of 1933, as amended, or the Exchange Act, except to the extent the Company specifically incorporates this information by referencing and shall not otherwise be deemed soliciting material or filed under such acts.

The following graph shows a comparison of cumulative total shareholder return, calculated on a dividend reinvested basis, for the Company, the Nasdaq Composite Stock Market Index (US) and the Hambrecht and Quist Semiconductor Sector Index. The graph assumes that $100 was invested in the Company's Common Stock, the Nasdaq Composite Stock Market (US) and the Hambrecht and Quist Semiconductor Sector Index from the date of the Company's initial public offering on October 10, 1995 through September 30, 1997. Note that historic stock price performance is not necessarily indicative of future stock price performance



(The following descriptive data is supplied in accordance with Rile 304(d) of Regulation S-T)
                                                   IPO Through Fiscal 1996
                                                   Cumulative Total Return
                                    ----------------------------------------------------
                                    10/10/95    12/30/95    3/30/96   6/30/96    9/30/96
Elantec Semiconductor, Inc.             100      146.43     128.57      128.57     100
H&Q Semiconductor Sector Index          100       74.08      69.96       67.05     76.12
Nasdaq Stock Market - U.S. Index        100      107.42     112.43      121.61    125.93
- - - - - - - - - - - - - - -

$100 Invested on October 10, 1995 in Stock or Index.
Fiscal Year Ending September 30.

                                                      Fiscal 1997
                                                Cumulative Total Return
                                    -------------------------------------------
                                     12/30/96   3/30/97     6/30/97     9/30/97
Elantec Semiconductor, Inc.             62.73     44.64       58.03      91.07
H&Q Semiconductor Sector Index          95.94    107.83      121.6      152.01
Nasdaq Stock Market - U.S. Index       132.12    124.96      147.87     172.87
- - - - - - - - - - - - - - -
$100 Invested on October 10, 1995 in Stock or Index.
Fiscal Year Ending September 30.

                              CERTAIN TRANSACTIONS

         From October 1, 1996 to the present, there have been no (and there are no currently proposed) transactions in which the amount involved exceeded $60,000 to which the Company or any of its subsidiaries was (or is to be) a party and in which any executive officer, director, 5% beneficial owner of the Company's Common Stock or member of the immediate family of any of the foregoing persons had (or will have) a direct or indirect material interest.

             SECTION 16(a) BENEFICIAL OWNERSHIP REPORTING COMPLIANCE

           Section 16(a) of the Exchange Act requires the Company's directors and executive officers, and persons who own more than 10% of the Company's Common Stock ("10% Stockholders"), to file with the SEC initial reports of ownership on a Form 3 and reports of changes in ownership of Common Stock and other equity securities of the Company on a Form 4 or Form 5. Such executive officers, directors and 10% Stockholders are required by SEC regulations to furnish the Company with copies of all Section 16(a) forms they file. Based solely on its reviews of the copies of such forms furnished to the Company and written representations from the executive officers and directors, the Company believes that all of the Company's directors, officers and 10% stockholders made all the necessary filings under Section 16(a) during fiscal 1997, except that Dr. O'Brien and Messrs. Corbin and Granchelli filed Forms 4 late that related to the repricing of certain stock options in July 1997 and Mr. Diller filed a Form 4 late related to an option grant and exercise of 1,500 shares.

                              STOCKHOLDER PROPOSALS

           Stockholder proposals for inclusion in the Company's Proxy Statement and form of proxy relating to the Company's annual meeting of stockholders to be held in 1999 must be received by September 18, 1998.

                                 OTHER BUSINESS

           The Board of Directors does not presently intend to bring any other business before the Annual Meeting and, so far as is known to the Board, no matters are to be brought before the Annual Meeting except as specified in the notice of such meeting. As to any business that may properly come before the Meeting, or any adjournment or postponement thereof, however, it is intended that Proxies, in the form enclosed, will be voted in the respect thereof in accordance with the judgment of the persons voting such Proxies.


WHETHER OR NOT YOU PLAN TO ATTEND THE MEETING IN PERSON, YOU ARE URGED TO COMPLETE, DATE AND SIGN AND PROMPTLY MAIL THE ENCLOSED PROXY IN THE RETURN POSTAGE-PAID ENVELOPE PROVIDED SO THAT YOUR SHARES WILL BE REPRESENTED AT THE MEETING.
                                          By Order of the Board of Directors




                                          ----------------------------------
                                          David O'Brien
                                          President, Chief Executive Officer and
                                          Chief Financial Officer

                                                                      Appendix A

                           ELANTEC SEMICONDUCTOR, INC.

                           1995 EQUITY INCENTIVE PLAN

                     As Adopted August 23, 1995 and Amended
                            Through December 18, 1997

                1. PURPOSE. The purpose of this Plan is to provide incentives to attract, retain and motivate eligible persons whose present and potential contributions are important to the success of the Company, its Parent, Subsidiaries and Affiliates, by offering them an opportunity to participate in the Company's future performance through awards of Options, Restricted Stock and Stock Bonuses. Capitalized terms not defined in the text are defined in Section 23.

                2. SHARES SUBJECT TO THIS PLAN.

                         2.1 Number of Shares Available. Subject to Sections 2.2
and 18, the total number of Shares reserved and available for grant and issuance pursuant to this Plan will be 1,350,000 Shares plus any Shares that are made available for grant and issuance under this Plan pursuant to the following sentence. Any shares remaining unissued and not subject to outstanding options or other awards under the 1994 Equity Incentive Plan (the "Prior Plan") adopted by Elantec, Inc., a California corporation, that is the Company's predecessor ("Elantec California") on the Effective Date (as defined below) and any shares issuable upon exercise of options granted pursuant to the Prior Plan that expire or become unexercisable for any reason without having been exercised in full, will no longer be available for grant and issuance under the Prior Plan, but will also be available for grant and issuance under this Plan. Subject to Sections 2.2 and 18, Shares that: (a) are subject to issuance upon exercise of an Option but cease to be subject to such Option for any reason other than exercise of such Option; (b) are subject to an Award granted hereunder but are forfeited or are repurchased by the Company at the original issue price; or (c) are subject to an Award that otherwise terminates without Shares being issued; will again be available for grant and issuance in connection with future Awards under this Plan. At all times the Company shall reserve and keep available a sufficient number of Shares as shall be required to satisfy the requirements of all outstanding Options granted under this Plan and all other outstanding but unvested Awards granted under this Plan.

                         2.2 Adjustment of Shares.  In the event that the number
of outstanding Shares is changed by a stock dividend, recapitalization, stock split, reverse stock split, subdivision, combination, reclassification or similar change in the capital structure of the Company without consideration, then (a) the number of Shares reserved for issuance under this Plan, (b) the Exercise Prices of and number of Shares subject to outstanding Options, and (c) the number of Shares subject to other outstanding Awards will be proportionately adjusted, subject to any required action by the Board or the stockholders of the Company and compliance with applicable securities laws; provided, however, that fractions of a Share will not be issued but will either be replaced by a cash payment equal to the Fair Market Value of such fraction of a Share or will be rounded up to the nearest whole Share, as determined by the Committee; and provided, further, that the Exercise Price of any Option may not be decreased to below the par value of the Shares.

                3. ELIGIBILITY. ISOs (as defined in Section 5 below) may be granted only to employees (including officers and directors who are also employees) of the Company or of a Parent or Subsidiary of the Company. All other Awards may be granted to employees, officers, directors, consultants, independent contractors and advisors of the Company or any Parent, Subsidiary or Affiliate of the Company; provided such consultants, contractors and advisors render bona fide services not in connection with the offer and sale of securities in a capital-raising transaction. No person will be eligible to receive more than 100,000 Shares in any calendar year under this Plan pursuant to the grant of Awards hereunder, other than new employees of the Company or of a Parent, Subsidiary or Affiliate of the Company (including new employees who are also officers and directors of the Company or any Parent, Subsidiary or Affiliate of the Company) who are eligible to receive up to a maximum of 400,000 Shares in the calendar year in which they commence their employment. A person may be granted more than one Award under this Plan.

                                                     Elantec Semiconductor, Inc.
                                                      1995 Equity Incentive Plan

                4. ADMINISTRATION.

                   4.1 Committee Authority. This Plan will be administered by the Committee or by the Board acting as the Committee. Subject to the general purposes, terms and conditions of this Plan, and to the direction of the Board, the Committee will have full power to implement and carry out this Plan. Without limitation, the Committee will have the authority to:

                (a) construe and interpret  this Plan,  any Award  Agreement and any other agreement or document executed pursuant to this Plan;

                (b) prescribe,  amend and rescind rules and regulations relating to this Plan;

                (c) select persons to receive Awards;

                (d) determine the form and terms of Awards;

                (e) determine  the  number  of  Shares  or  other  consideration subject to Awards;

                (f) determine   whether  Awards  will  be  granted  singly,   in
                    combination with, in tandem with, in replacement of, or as alternatives to, other Awards under this Plan or any other incentive or compensation plan of the Company or any Parent, Subsidiary or Affiliate of the Company;

                (g) grant waivers of Plan or Award conditions;

                (h) determine the vesting, exercisability and payment of Awards;

                (i) correct any defect,  supply any  omission,  or reconcile any
                    inconsistency   in  this  Plan,   any  Award  or  any  Award
                    Agreement;

                (j) determine whether an Award has been earned; and

                (k) make all other determinations necessary or advisable for the administration of this Plan.

                         4.2 Committee Discretion. Any determination made by the
Committee with respect to any Award will be made in its sole discretion at the time of grant of the Award or, unless in contravention of any express term of this Plan or Award, at any later time, and such determination will be final and binding on the Company and on all persons having an interest in any Award under this Plan. The Committee may delegate to one or more officers of the Company the authority to grant an Award under this Plan to Participants who are not Insiders of the Company.

                         4.3 Exchange Act  Requirements.  If two or more members
of the Board are Outside Directors, the Committee will be comprised of at least two (2) members of the Board, all of whom are Outside Directors and Disinterested Persons. During all times that the Company is subject to Section 16 of the Exchange Act, the Company will take appropriate steps to comply with the disinterested administration requirements of Section 16(b) of the Exchange Act, which will consist of the appointment by the Board of a Committee consisting of not less than two (2) members of the Board, each of whom is a Disinterested Person.

                5. OPTIONS. The Committee may grant Options to eligible persons and will determine whether such Options will be Incentive Stock Options within the meaning of the Code ("ISOs") or Nonqualified Stock Options ("NQSOs"), the number of Shares subject to the Option, the Exercise Price of the Option, the period during which the Option may be exercised, and all other terms and conditions of the Option, subject to the following:

                                                     Elantec Semiconductor, Inc.
                                                      1995 Equity Incentive Plan

                    5.1 Form of Option Grant. Each Option granted under this Plan will be evidenced by an Award Agreement which will expressly identify the Option as an ISO or an NQSO ("Stock Option Agreement"), and will be in such form and contain such provisions (which need not be the same for each Participant) as the Committee may from time to time approve, and which will comply with and be subject to the terms and conditions of this Plan.

                    5.2 Date of Grant. The date of grant of an Option will be the date on which the Committee makes the determination to grant such Option, unless otherwise specified by the Committee. The Stock Option Agreement and a copy of this Plan will be delivered to the Participant within a reasonable time after the granting of the Option.

                    5.3 Exercise Period. Options will be exercisable within the times or upon the events determined by the Committee as set forth in the Stock Option Agreement governing such Option; provided, however, that no Option will be exercisable after the expiration of ten (10) years from the date the Option is granted; and provided, further, that no ISO granted to a person who directly or by attribution owns more than ten percent (10%) of the total combined voting power of all classes of stock of the Company or of any Parent or Subsidiary of the Company ("Ten Percent Stockholder") will be exercisable after the expiration of five (5) years from the date the ISO is granted. The Committee also may provide for the exercise of Options to become exercisable at one time or from time to time, periodically or otherwise, in such number of Shares or percentage of Shares as the Committee determines.

                    5.4 Exercise Price. The Exercise Price of an Option will be determined by the Committee when the Option is granted and may be not less than 85% of the Fair Market Value of the Shares on the date of grant; provided that:
(i) the Exercise Price of an ISO will be not less than 100% of the Fair Market Value of the Shares on the date of grant; and (ii) the Exercise Price of any ISO granted to a Ten Percent Stockholder will not be less than 110% of the Fair Market Value of the Shares on the date of grant. Payment for the Shares purchased may be made in accordance with Section 8 of this Plan.

                    5.5 Method of Exercise. Options may be exercised only by delivery to the Company of a written stock option exercise agreement (the "Exercise Agreement") in a form approved by the Committee (which need not be the same for each Participant), stating the number of Shares being purchased, the restrictions imposed on the Shares purchased under such Exercise Agreement, if any, and such representations and agreements regarding Participant's investment intent and access to information and other matters, if any, as may be required or desirable by the Company to comply with applicable securities laws, together with payment in full of the Exercise Price for the number of Shares being purchased.

                    5.6 Termination. Notwithstanding the exercise periods set forth in the Stock Option Agreement, exercise of an Option will always be subject to the following:

                (a) If the Participant is Terminated for any reason except death or Disability, then the Participant may exercise such Participant's Options only to the extent that such Options would have been exercisable upon the Termination Date no later than three (3) months after the Termination Date (or such shorter or longer time period not exceeding five (5) years as may be determined by the Committee, with any exercise beyond three (3) months after the Termination Date deemed to be an NQSO), but in any event, no later than the expiration date of the Options.

                (b) If   the   Participant   is   Terminated   because   of  the
                    Participant's death or Disability (or the Participant dies within three (3) months after a Termination other than because of Participant's death or disability), then Participant's Options may be exercised only to the extent that such Options would have been exercisable by Participant on the Termination Date and must be exercised by Participant (or Participant's legal representative or authorized assignee) no later than twelve (12) months after the Termination Date (or such shorter or longer time period not exceeding five (5) years as may be determined by the

                                                     Elantec Semiconductor, Inc.
                                                      1995 Equity Incentive Plan

                    Committee, with any such exercise beyond (a) three (3) months after the Termination Date when the Termination is for any reason other than the Participant's death or Disability, or (b) twelve (12) months after the Termination Date when the Termination is for Participant's death or Disability, deemed to be an NQSO), but in any event no later than the expiration date of the Options.

                    5.7 Limitations on Exercise. The Committee may specify a reasonable minimum number of Shares that may be purchased on any exercise of an Option, provided that such minimum number will not prevent Participant from exercising the Option for the full number of Shares for which it is then exercisable.

                    5.8 Limitations on ISOs. The aggregate Fair Market Value (determined as of the date of grant) of Shares with respect to which ISOs are exercisable for the first time by a Participant during any calendar year (under this Plan or under any other incentive stock option plan of the Company or any Affiliate, Parent or Subsidiary of the Company) will not exceed $100,000. If the Fair Market Value of Shares on the date of grant with respect to which ISOs are exercisable for the first time by a Participant during any calendar year exceeds $100,000, then the Options for the first $100,000 worth of Shares to become exercisable in such calendar year will be ISOs and the Options for the amount in excess of $100,000 that become exercisable in that calendar year will be NQSOs. In the event that the Code or the regulations promulgated thereunder are amended after the Effective Date of this Plan to provide for a different limit on the Fair Market Value of Shares permitted to be subject to ISOs, such different limit will be automatically incorporated herein and will apply to any Options granted after the effective date of such amendment.

                    5.9 Modification, Extension or Renewal. The Committee may modify, extend or renew outstanding Options and authorize the grant of new Options in substitution therefor, provided that any such action may not, without the written consent of a Participant, impair any of such Participant's rights under any Option previously granted. Any outstanding ISO that is modified, extended, renewed or otherwise altered will be treated in accordance with
Section 424(h) of the Code. The Committee may reduce the Exercise Price of outstanding Options without the consent of Participants affected by a written notice to them; provided, however, that the Exercise Price may not be reduced below the minimum Exercise Price that would be permitted under Section 5.4 of this Plan for Options granted on the date the action is taken to reduce the Exercise Price; and provided, further, that the Exercise Price will not be reduced below the par value of the Shares.

                    5.10 No Disqualification. Notwithstanding any other provision in this Plan, no term of this Plan relating to ISOs will be interpreted, amended or altered, nor will any discretion or authority granted under this Plan be exercised, so as to disqualify this Plan under Section 422 of the Code or, without the consent of the Participant affected, to disqualify any ISO under Section 422 of the Code.

                6. RESTRICTED STOCK. A Restricted Stock Award is an offer by the Company to sell to an eligible person Shares that are subject to restrictions. The Committee will determine to whom an offer will be made, the number of Shares the person may purchase, the price to be paid (the "Purchase Price"), the restrictions to which the Shares will be subject, and all other terms and conditions of the Restricted Stock Award, subject to the following:

                    6.1 Form of Restricted Stock Award. All purchases under a Restricted Stock Award made pursuant to this Plan will be evidenced by an Award Agreement ("Restricted Stock Purchase Agreement") that will be in such form (which need not be the same for each Participant) as the Committee will from time to time approve, and will comply with and be subject to the terms and conditions of this Plan. The offer of Restricted Stock will be accepted by the Participant's execution and delivery of the Restricted Stock Purchase Agreement and full payment for the Shares to the Company within thirty (30) days from the date the Restricted Stock Purchase Agreement is delivered to the person. If such person does not execute and deliver the Restricted Stock Purchase Agreement along with full payment for the Shares to the Company within thirty (30) days, then the offer will terminate, unless otherwise determined by the Committee.

                                                     Elantec Semiconductor, Inc.
                                                      1995 Equity Incentive Plan


                    6.2 Purchase Price. The Purchase Price of Shares sold pursuant to a Restricted Stock Award will be determined by the Committee and will be at least 85% of the Fair Market Value of the Shares on the date the Restricted Stock Award is granted, except in the case of a sale to a Ten Percent Stockholder, in which case the Purchase Price will be 100% of the Fair Market Value. Payment of the Purchase Price may be made in accordance with Section 8 of this Plan.

                    6.3 Restrictions. Restricted Stock Awards will be subject to such restrictions (if any) as the Committee may impose. The Committee may provide for the lapse of such restrictions in installments and may accelerate or waive such restrictions, in whole or part, based on length of service, performance or such other factors or criteria as the Committee may determine.

                7. STOCK BONUSES.

                    7.1 Awards of Stock Bonuses. A Stock Bonus is an award of Shares (which may consist of Restricted Stock) for services rendered to the Company or any Parent, Subsidiary or Affiliate of the Company. A Stock Bonus may be awarded for past services already rendered to the Company, or any Parent, Subsidiary or Affiliate of the Company (provided that the Participant pays the Company the par value of the Shares awarded by such Stock Bonus in cash) pursuant to an Award Agreement (the "Stock Bonus Agreement") that will be in such form (which need not be the same for each Participant) as the Committee will from time to time approve, and will comply with and be subject to the terms and conditions of this Plan. A Stock Bonus may be awarded upon satisfaction of such performance goals as are set out in advance in the Participant's individual Award Agreement (the "Performance Stock Bonus Agreement") that will be in such form (which need not be the same for each Participant) as the Committee will from time to time approve, and will comply with and be subject to the terms and conditions of this Plan. Stock Bonuses may vary from Participant to Participant and between groups of Participants, and may be based upon the achievement of the Company, Parent, Subsidiary or Affiliate and/or individual performance factors or upon such other criteria as the Committee may determine.

                    7.2 Terms of Stock Bonuses. The Committee will determine the number of Shares to be awarded to the Participant and whether such Shares will be Restricted Stock. If the Stock Bonus is being earned upon the satisfaction of performance goals pursuant to a Performance Stock Bonus Agreement, then the Committee will determine: (a) the nature, length and starting date of any period during which performance is to be measured (the "Performance Period") for each Stock Bonus; (b) the performance goals and criteria to be used to measure the performance, if any; (c) the number of Shares that may be awarded to the Participant; and (d) the extent to which such Stock Bonuses have been earned. Performance Periods may overlap and Participants may participate simultaneously with respect to Stock Bonuses that are subject to different Performance Periods and different performance goals and other criteria. The number of Shares may be fixed or may vary in accordance with such performance goals and criteria as may be determined by the Committee. The Committee may adjust the performance goals applicable to the Stock Bonuses to take into account changes in law and accounting or tax rules and to make such adjustments as the Committee deems necessary or appropriate to reflect the impact of extraordinary or unusual items, events or circumstances to avoid windfalls or hardships.

                    7.3 Form of Payment. The earned portion of a Stock Bonus may be paid currently or on a deferred basis with such interest or dividend equivalent, if any, as the Committee may determine. Payment may be made in the form of cash, whole Shares, including Restricted Stock, or a combination thereof, either in a lump sum payment or in installments, all as the Committee will determine.

                    7.4 Termination During Performance Period. If a Participant is Terminated during a Performance Period for any reason, then such Participant will be entitled to payment (whether in Shares, cash or otherwise) with respect to the Stock Bonus only to the extent earned as of the date of Termination in accordance with the Performance Stock Bonus Agreement, unless the Committee will determine otherwise.

                8. PAYMENT FOR SHARE PURCHASES.

                                                     Elantec Semiconductor, Inc.
                                                      1995 Equity Incentive Plan

                    8.1 Payment. Payment for Shares purchased pursuant to this Plan may be made in cash (by check) or, where expressly approved for the Participant by the Committee and where permitted by law:

                (a) by  cancellation  of  indebtedness  of  the  Company  to the
                    Participant;

                (b) by surrender  of shares that either:  (1) have been owned by
                    Participant for more than six (6) months and have been paid for within the meaning of SEC Rule 144 (and, if such shares were purchased from the Company by use of a promissory note, such note has been fully paid with respect to such shares); or (2) were obtained by Participant in the public market;

                (c) by tender of a full  recourse  promissory  note  having such terms as may be approved by the Committee and bearing interest at a rate sufficient to avoid imputation of income under Sections 483 and 1274 of the Code; provided, however, that Participants who are not employees or directors of the Company will not be entitled to purchase Shares with a promissory note unless the note is adequately secured by collateral other than the Shares; provided, further, that the portion of the Purchase Price equal to the par value of the Shares must be paid in cash;

                (d) by waiver of compensation  due or accrued to the Participant for services rendered; provided that the portion of the Purchase Price equal to the par value of the Shares must be paid in cash;

                (e) by tender of property;

                (f) with respect only to purchases  upon  exercise of an Option, and provided that a public market for the Company's stock exists:

                         (1) through a "same day sale" commitment from the Participant and a broker-dealer that is a member of the National Association of Securities Dealers (an "NASD Dealer") whereby the Participant irrevocably elects to exercise the Option and to sell a portion of the Shares so purchased to pay for the Exercise Price, and whereby the NASD Dealer irrevocably commits upon receipt of such Shares to forward the Exercise Price directly to the Company; or

                         (2)      through  a   "margin"   commitment   from  the
                                  Participant and a NASD Dealer whereby the Participant irrevocably elects to exercise the Option and to pledge the Shares so purchased to the NASD Dealer in a margin account as security for a loan from the NASD Dealer in the amount of the Exercise Price, and whereby the NASD Dealer irrevocably commits upon receipt of such Shares to forward the Exercise Price directly to the Company; or

                (g) by any combination of the foregoing.

                    8.2 Loan Guarantees. The Committee may help the Participant pay for Shares purchased under this Plan by authorizing a guarantee by the Company of a third-party loan to the Participant.

                9. WITHHOLDING TAXES.

                    9.1 Withholding Generally. Whenever Shares are to be issued in satisfaction of Awards granted under this Plan, the Company may require the Participant to remit to the Company an amount sufficient to satisfy federal, state and local withholding tax requirements prior to the delivery of any certificate or

                                                     Elantec Semiconductor, Inc.
                                                      1995 Equity Incentive Plan

certificates for such Shares. Whenever, under this Plan, payments in satisfaction of Awards are to be made in cash, such payment will be net of an amount sufficient to satisfy federal, state, and local withholding tax requirements.

                    9.2 Stock Withholding. When, under applicable tax laws, a Participant incurs tax liability in connection with the exercise or vesting of any Award that is subject to tax withholding and the Participant is obligated to pay the Company the amount required to be withheld, the Committee may allow the Participant to satisfy the minimum withholding tax obligation by electing to have the Company withhold from the Shares to be issued that number of Shares having a Fair Market Value equal to the minimum amount required to be withheld, determined on the date that the amount of tax to be withheld is to be determined (the "Tax Date"). All elections by a Participant to have Shares withheld for this purpose will be made in writing in a form acceptable to the Committee and will be subject to the following restrictions:

                (a) the election must be made on or prior to the  applicable Tax
                    Date;

                (b) once made, then except as provided below,  the election will be irrevocable as to the particular Shares as to which the election is made;

                (c) all elections  will be subject to the consent or disapproval of the Committee;

                (d) if the  Participant  is an  Insider  and if the  Company  is
                    subject to Section 16(b) of the Exchange Act: (1) the election may not be made within six (6) months of the date of grant of the Award, except as otherwise permitted by SEC Rule 16b-3(e) under the Exchange Act, and (2) either (A) the election to use stock withholding must be irrevocably made at least six (6) months prior to the Tax Date (although such election may be revoked at any time at least six (6) months prior to the Tax Date) or (B) the exercise of the Option or election to use stock withholding must be made in the ten
                    (10) day period beginning on the third day following the release of the Company's quarterly or annual summary statement of sales or earnings; and

                (e) in the  event  that the Tax Date is  deferred  until six (6)
                    months after the delivery of Shares under Section 83(b) of the Code, the Participant will receive the full number of Shares with respect to which the exercise occurs, but such Participant will be unconditionally obligated to tender back to the Company the proper number of Shares on the Tax Date.

                10. PRIVILEGES OF STOCK OWNERSHIP.

                    10.1 Voting and Dividends. No Participant will have any of the rights of a stockholder with respect to any Shares until the Shares are issued to the Participant. After Shares are issued to the Participant, the Participant will be a stockholder and have all the rights of a stockholder with respect to such Shares, including the right to vote and receive all dividends or other distributions made or paid with respect to such Shares; provided, that if such Shares are Restricted Stock, then any new, additional or different securities the Participant may become entitled to receive with respect to such Shares by virtue of a stock dividend, stock split or any other change in the corporate or capital structure of the Company will be subject to the same restrictions as the Restricted Stock; provided, further, that the Participant will have no right to retain such stock dividends or stock distributions with respect to Shares that are repurchased at the Participant's original Purchase Price pursuant to Section 12.

                    10.2 Financial Statements. The Company will provide financial statements to each Participant prior to such Participant's purchase of Shares under this Plan, and to each Participant annually during the period such Participant has Awards outstanding; provided, however, the Company will not be required to provide such financial statements to Participants whose services in connection with the Company assure them access to equivalent information.

                11. TRANSFERABILITY. Awards granted under this Plan, and any interest therein, will not be transferable or assignable by Participant, and may not be made subject to execution, attachment or similar

                                                     Elantec Semiconductor, Inc.
                                                      1995 Equity Incentive Plan

process, otherwise than by will or by the laws of descent and distribution or as consistent with the specific Plan and Award Agreement provisions relating thereto. During the lifetime of the Participant an Award will be exercisable only by the Participant, and any elections with respect to an Award, may be made only by the Participant.

                12. RESTRICTIONS ON SHARES. At the discretion of the Committee, the Company may reserve to itself and/or its assignee(s) in the Award Agreement
(a) a right of first refusal to purchase all Shares that a Participant (or a subsequent transferee) may propose to transfer to a third party, and/or (b) a right to repurchase a portion of or all Shares held by a Participant following such Participant's Termination at any time within ninety (90) days after the later of Participant's Termination Date and the date Participant purchases Shares under this Plan, for cash and/or cancellation of purchase money indebtedness, at: (A) with respect to Shares that are "Vested" (as defined in the Award Agreement), the higher of: (l) Participant's original Purchase Price, or (2) the Fair Market Value of such Shares on Participant's Termination Date, provided, that such right of repurchase (i) must be exercised as to all such "Vested" Shares unless a Participant consents to the Company's repurchase of only a portion of such "Vested" Shares and (ii) terminates when the Company's securities become publicly traded; or (B) with respect to Shares that are not "Vested" (as defined in the Award Agreement), at the Participant's original Purchase Price, provided, that the right to repurchase at the original Purchase Price lapses at the rate of at least 20% per year over five (5) years from the date the Shares were purchased (or from the date of grant of options in the case of Shares obtained pursuant to a Stock Option Agreement and Stock Option Exercise Agreement), and if the right to repurchase is assignable, the assignee must pay the Company, upon assignment of the right to repurchase, cash equal to the excess of the Fair Market Value of the Shares over the original Purchase Price.

                13. CERTIFICATES. All certificates for Shares or other securities delivered under this Plan will be subject to such stock transfer orders, legends and other restrictions as the Committee may deem necessary or advisable, including restrictions under any applicable federal, state or foreign securities law, or any rules, regulations and other requirements of the SEC or any stock exchange or automated quotation system upon which the Shares may be listed or quoted.

                14. ESCROW; PLEDGE OF SHARES. To enforce any restrictions on a Participant's Shares, the Committee may require the Participant to deposit all certificates representing Shares, together with stock powers or other instruments of transfer approved by the Committee, appropriately endorsed in blank, with the Company or an agent designated by the Company to hold in escrow until such restrictions have lapsed or terminated, and the Committee may cause a legend or legends referencing such restrictions to be placed on the certificates. Any Participant who is permitted to execute a promissory note as partial or full consideration for the purchase of Shares under this Plan will be required to pledge and deposit with the Company all or part of the Shares so purchased as collateral to secure the payment of Participant's obligation to the Company under the promissory note; provided, however, that the Committee may require or accept other or additional forms of collateral to secure the payment of such obligation and, in any event, the Company will have full recourse against the Participant under the promissory note notwithstanding any pledge of the Participant's Shares or other collateral. In connection with any pledge of the Shares, Participant will be required to execute and deliver a written pledge agreement in such form as the Committee will from time to time approve. The Shares purchased with the promissory note may be released from the pledge on a pro rata basis as the promissory note is paid.

                15. EXCHANGE AND BUYOUT OF AWARDS. The Committee may, at any time or from time to time, authorize the Company, with the consent of the respective Participants, to issue new Awards in exchange for the surrender and cancellation of any or all outstanding Awards. The Committee may at any time buy from a Participant an Award previously granted with payment in cash, Shares (including Restricted Stock) or other consideration, based on such terms and conditions as the Committee and the Participant may agree.

                16. SECURITIES LAW AND OTHER REGULATORY COMPLIANCE. An Award will not be effective unless such Award is in compliance with all applicable federal and state securities laws, rules and regulations of any governmental body, and the requirements of any stock exchange or automated quotation system upon which the Shares may then be listed or quoted, as they are in effect on the date of grant of the Award and also on the date of exercise or other issuance. Notwithstanding any other provision in this Plan, the Company will have no obligation to issue or deliver certificates for Shares under this Plan prior to:
(a)  obtaining  any  approvals  from

                                                     Elantec Semiconductor, Inc.
                                                      1995 Equity Incentive Plan

governmental agencies that the Company determines are necessary or advisable; and/or (b) completion of any registration or other qualification of such Shares under any state or federal law or ruling of any governmental body that the Company determines to be necessary or advisable. The Company will be under no obligation to register the Shares with the SEC or to effect compliance with the registration, qualification or listing requirements of any state securities laws, stock exchange or automated quotation system, and the Company will have no liability for any inability or failure to do so.

                17. NO OBLIGATION TO EMPLOY. Nothing in this Plan or any Award granted under this Plan will confer or be deemed to confer on any Participant any right to continue in the employ of, or to continue any other relationship with, the Company or any Parent, Subsidiary or Affiliate of the Company or limit in any way the right of the Company or any Parent, Subsidiary or Affiliate of the Company to terminate Participant's employment or other relationship at any time, with or without cause.

                18. CORPORATE TRANSACTIONS.

                    18.1 Assumption or Replacement of Awards by Successor. In the event of (a) a dissolution or liquidation of the Company, (b) a merger or consolidation in which the Company is not the surviving corporation (other than a merger or consolidation with a wholly-owned subsidiary, a reincorporation of the Company in a different jurisdiction, or other transaction in which there is no substantial change in the stockholders of the Company or their relative stock holdings and the Awards granted under this Plan are assumed, converted or replaced by the successor corporation, which assumption will be binding on all Participants), (c) a merger in which the Company is the surviving corporation but after which the stockholders of the Company (other than any stockholder which merges (or which owns or controls another corporation which merges) with the Company in such merger) cease to own their shares or other equity interests in the Company, (d) the sale of substantially all of the assets of the Company, or (e) any other transaction which qualifies as a "corporate transaction" under
Section 424(a) of the Code wherein the stockholders of the Company give up all of their equity interest in the Company (except for the acquisition, sale or transfer of all or substantially all of the outstanding shares of the Company from or by the stockholders of the Company), any or all outstanding Awards may be assumed, converted or replaced by the successor corporation (if any), which assumption, conversion or replacement will be binding on all Participants. In the alternative, the successor corporation may substitute equivalent Awards or provide substantially similar consideration to Participants as was provided to stockholders (after taking into account the existing provisions of the Awards). The successor corporation may also issue, in place of outstanding Shares of the Company held by the Participant, substantially similar shares or other property subject to repurchase restrictions no less favorable to the Participant. In the event such successor corporation (if any) refuses to assume or substitute Options, as provided above, pursuant to a transaction described in this Subsection 18.1, such Options will expire on such transaction at such time and on such conditions as the Board will determine.

                    18.2 Other Treatment of Awards. Subject to any greater rights granted to Participants under the foregoing provisions of this Section 18, in the event of the occurrence of any transaction described in Section 18.1, any outstanding Awards will be treated as provided in the applicable agreement or plan of merger, consolidation, dissolution, liquidation, sale of assets or other "corporate transaction."

                    18.3 Assumption of Awards by the Company. The Company, from time to time, also may substitute or assume outstanding awards granted by another company, whether in connection with an acquisition of such other company or otherwise, by either: (a) granting an Award under this Plan in substitution of such other company's award; or (b) assuming such award as if it had been granted under this Plan if the terms of such assumed award could be applied to an Award granted under this Plan. Such substitution or assumption will be permissible if the holder of the substituted or assumed award would have been eligible to be granted an Award under this Plan if the other company had applied the rules of this Plan to such grant. In the event the Company assumes an award granted by another company, the terms and conditions of such award will remain unchanged (except that the exercise price and the number and nature of Shares issuable upon exercise of any such option will be adjusted appropriately pursuant to Section 424(a) of the Code). In the event the Company elects to grant a new Option rather than assuming an existing option, such new Option may be granted with a similarly adjusted Exercise Price.

                                                     Elantec Semiconductor, Inc.
                                                      1995 Equity Incentive Plan

                19. ADOPTION AND STOCKHOLDER APPROVAL. This Plan will become effective at the effective time of the merger of Elantec California with the Company (the "Effective Date"). This Plan will be approved by the stockholders of the Company (excluding Shares issued pursuant to this Plan), consistent with applicable laws, within twelve (12) months before or after the date this Plan is adopted by the Board. Upon the Effective Date, the Board may grant Awards pursuant to this Plan; provided, however, that: (a) no Option may be exercised prior to initial stockholder approval of this Plan; (b) no Option granted pursuant to an increase in the number of Shares subject to this Plan approved by the Board will be exercised prior to the time such increase has been approved by the stockholders of the Company; and (c) in the event that stockholder approval of such increase is not obtained within the time period provided herein, all Awards granted hereunder will be cancelled, any Shares issued pursuant to any Award will be cancelled and any purchase of Shares hereunder will be rescinded. So long as the Company is subject to Section 16(b) of the Exchange Act, the Company will comply with the requirements of Rule 16b-3 (or its successor), as amended, with respect to stockholder approval.

                20. TERM OF PLAN. Unless earlier terminated as provided herein, this Plan will terminate ten (10) years from the date this Plan is adopted by the Board or, if earlier, the date of stockholder approval.

                21. AMENDMENT OR TERMINATION OF PLAN. The Board may at any time terminate or amend this Plan in any respect, including without limitation amendment of any form of Award Agreement or instrument to be executed pursuant to this Plan; provided, however, that the Board will not, without the approval of the stockholders of the Company, amend this Plan in any manner that requires such stockholder approval pursuant to the Code or the regulations promulgated thereunder as such provisions apply to ISO plans or (if the Company is subject to the Exchange Act or Section 16(b) of the Exchange Act) pursuant to the Exchange Act or Rule 16b-3 (or its successor), as amended, thereunder, respectively.

                22. NONEXCLUSIVITY OF THIS PLAN. Neither the adoption of this Plan by the Board, the submission of this Plan to the stockholders of the Company for approval, nor any provision of this Plan will be construed as creating any limitations on the power of the Board to adopt such additional compensation arrangements as it may deem desirable, including, without limitation, the granting of stock options and bonuses otherwise than under this Plan, and such arrangements may be either generally applicable or applicable only in specific cases.

                23. DEFINITIONS. As used in this Plan, the following terms will have the following meanings:

                         "Affiliate"  means any  corporation  that directly,  or
indirectly through one or more intermediaries, controls or is controlled by, or is under common control with, another corporation, where "control" (including the terms "controlled by" and "under common control with") means the possession, direct or indirect, of the power to cause the direction of the management and policies of the corporation, whether through the ownership of voting securities, by contract or otherwise.

                         "Award" means any award under this Plan,  including any
Option, Restricted Stock or Stock Bonus.

                         "Award  Agreement"  means,  with respect to each Award,
the signed written agreement between the Company and the Participant setting forth the terms and conditions of the Award.

                         "Board" means the Board of Directors of the Company.

                         "Code"  means the  Internal  Revenue  Code of 1986,  as
amended.

                         "Committee" means the committee  appointed by the Board
to administer this Plan, or if no such committee is appointed, the Board.

                                                     Elantec Semiconductor, Inc.
                                                      1995 Equity Incentive Plan

                         "Company"   means   Elantec   Semiconductor,   Inc.,  a
corporation organized under the laws of the State of Delaware, or any successor corporation.

                         "Disability"  means a disability,  whether temporary or
permanent, partial or total, within the meaning of Section 22(e)(3) of the Code, as determined by the Committee.

                         "Disinterested  Person"  means a director  who has not,
during the period that person is a member of the Committee and for one year prior to commencing service as a member of the Committee, been granted or awarded equity securities pursuant to this Plan or any other plan of the Company or any Parent, Subsidiary or Affiliate of the Company, except in accordance with the requirements set forth in Rule 16b-3(c)(2)(i) (and any successor regulation thereto) as promulgated by the SEC under Section 16(b) of the Exchange Act, as such rule is amended from time to time and as interpreted by the SEC.

                         "Exchange  Act" means the  Securities  Exchange  Act of
1934, as amended.

                         "Exercise  Price"  means the price at which a holder of
an Option may purchase the Shares issuable upon exercise of the Option.

                         "Fair Market Value" means, as of any date, the value of
a share of the Company's Common Stock, par value $0.01, determined as follows:

                (a) if such Common Stock is then quoted on the Nasdaq National Market, its last reported sale price on the Nasdaq National Market or, if no such reported sale takes place on such date, the average of the closing bid and asked prices;

                (b) if such Common Stock is publicly traded and is then listed on a national securities exchange, the last reported sale price or, if no such reported sale takes place on such date, the average of the closing bid and asked prices on the principal national securities exchange on which the Common Stock is listed or admitted to trading;

                (c) if such Common Stock is publicly traded but is not quoted on the Nasdaq National Market nor listed or admitted to trading on a national securities exchange, the average of the closing bid and asked prices on such date, as reported by The Wall Street Journal, for the over-the-counter market; or

                (d) if none of the foregoing is applicable, by the Board of Directors of the Company in good faith.

                         "Insider"  means an officer or  director of the Company
or any other person whose transactions in the Company's Common Stock, par value $0.01, are subject to Section 16 of the Exchange Act.

                         "Outside Director" means any director who is not: (a) a
current employee of the Company or any Parent, Subsidiary or Affiliate of the Company; (b) a former employee of the Company or any Parent, Subsidiary or Affiliate of the Company who is receiving compensation for prior services (other than benefits under a tax-qualified pension plan); (c) a current or former officer of the Company or any Parent, Subsidiary or Affiliate of the Company; or
(d) currently receiving compensation for personal services in any capacity, other than as a director, from the Company or any Parent, Subsidiary or Affiliate of the Company; provided, however, that at such time as the term "Outside Director", as used in Section 162(m) of the Code is defined in regulations promulgated under Section 162(m) of the Code, "Outside Director" will have the meaning set forth in such regulations, as amended from time to time and as interpreted by the Internal Revenue Service.

                         "Option" means an award of an option to purchase Shares
pursuant to Section 5.

                                                     Elantec Semiconductor, Inc.
                                                      1995 Equity Incentive Plan

                         "Parent" means any corporation (other than the Company)
in an unbroken chain of corporations ending with the Company, if at the time of the granting of an Award under this Plan, each of such corporations other than the Company owns stock possessing 50% or more of the total combined voting power of all classes of stock in one of the other corporations in such chain.

                         "Participant"  means a  person  who  receives  an Award
under this Plan.

                         "Plan"  means this  Elantec  Semiconductor,  Inc.  1995
Equity Incentive Plan, as amended from time to time.

                         "Restricted  Stock  Award"  means an  award  of  Shares
pursuant to Section 6.

                         "SEC" means the Securities and Exchange Commission.

                         "Securities  Act" means the  Securities Act of 1933, as
amended.

                         "Shares"  means shares of the  Company's  Common Stock,
par value $0.01, reserved for issuance under this Plan, as adjusted pursuant to Sections 2 and 18, and any successor security.

                         "Stock Bonus" means an award of Shares, or cash in lieu
of Shares, pursuant to Section 7.

                         "Subsidiary"  means  any  corporation  (other  than the
Company) in an unbroken chain of corporations beginning with the Company if, at the time of granting of the Award, each of the corporations other than the last corporation in the unbroken chain owns stock possessing 50% or more of the total combined voting power of all classes of stock in one of the other corporations in such chain.

                         "Termination"  or "Terminated"  means,  for purposes of
this Plan with respect to a Participant, that the Participant has for any reason ceased to provide services as an employee, director, consultant, independent contractor or advisor to the Company or a Parent, Subsidiary or Affiliate of the Company, except in the case of sick leave, military leave, or any other leave of absence approved by the Committee, provided that such leave is for a period of not more than ninety (90) days, or reinstatement upon the expiration of such leave is guaranteed by contract or statute. The Committee will have sole discretion to determine whether a Participant has ceased to provide services and the effective date on which the Participant ceased to provide services (the "Termination Date").

                                                                      Appendix B

                           ELANTEC SEMICONDUCTOR, INC.

                        1995 DIRECTORS STOCK OPTION PLAN

                         As Adopted August 23, 1995 and
                            Amended December 18, 1997


         1. Purpose. This 1995 Directors Stock Option Plan (this "Plan") is established to provide equity incentives for non-employee members of the Board of Directors of Elantec Semiconductor, Inc. (the "Company"), who are described in Section 6.1 below, by granting such persons options to purchase shares of stock of the Company.

         2. Adoption and Stockholder Approval. After this Plan is adopted by the Board of Directors of the Company (the "Board"), this Plan will become effective on the time and date (the "Effective Date") on which the registration statement filed by the Company with Securities and Exchange Commission (the "SEC") under the Securities Act of 1933, as amended (the "Securities Act"), to register the initial public offering of the Company's Common Stock is declared effective by the SEC; provided, however, that if the Effective Date does not occur on or before December 31, 1995, this Plan will terminate as of December 31, 1995 having never become effective. This Plan shall be approved by the stockholders of the Company, consistent with applicable laws, within twelve (12) months after the date this Plan is adopted by the Board. Options ("Options") may be granted under this Plan after the Effective Date; provided that, in the event that stockholder approval is not obtained within the time period provided herein, this Plan, and all Options granted hereunder, shall terminate. No Option that is issued as a result of any increase in the number of shares authorized to be issued under this Plan shall be exercised prior to the time such increase has been approved by the stockholders of the Company and all such Options granted pursuant to such increase shall similarly terminate if such stockholder approval is not obtained. So long as the Company is subject to Section 16(b) of the Securities Exchange Act of 1934, as amended (the "Exchange Act"), the Company will comply with the requirements of Rule 16b-3 with respect to stockholder approval.

         3. Types of Options and Shares. Options granted under this Plan shall be nonqualified stock options ("NQSOs"). The shares of stock that may be purchased upon exercise of Options granted under this Plan (the "Shares") are shares of the Company's Common Stock, par value $0.01.

         4. Number of Shares. The maximum number of Shares that may be issued pursuant to Options granted under this Plan is 150,000 Shares, subject to adjustment as provided in this Plan. If any Option is terminated for any reason without being exercised in whole or in part, the Shares thereby released from such Option shall be available for purchase under other Options subsequently granted under this Plan. At all times during the term of this Plan, the Company shall reserve and keep available such number of Shares as shall be required to satisfy the requirements of outstanding Options granted under this Plan.

         5. Administration. This Plan shall be administered by the Board or by a committee of not less than two members of the Board appointed to administer this Plan (the "Committee"). As used in this Plan, references to the Committee shall mean either such Committee or the Board if no Committee has been established. The interpretation by the Committee of any of the provisions of this Plan or any Option granted under this Plan shall be final and binding upon the Company and all persons having an interest in any Option or any Shares purchased pursuant to an Option.

                                                     Elantec Semiconductor, Inc.
                                                1995 Directors Stock Option Plan

         6. Eligibility and Award Formula.

                6.1 Eligibility. Options may be granted only to directors of the Company who are not employees of the Company or any Parent, Subsidiary or Affiliate of the Company, as those terms are defined in Section 17 below (each an "Optionee").

                6.2 Initial Grant. Each Optionee who first becomes a member of the Board on or after the Effective Date will automatically be granted an Option for 20,000 Shares on the date such Optionee joins the Board (the "Initial Grant").

                6.3 Succeeding Grants. Each year following the Effective Date, on the date of the Company's Annual Stockholders' Meeting, each Optionee, including Optionees who received an Initial Grant, who is still a member of the Board, will automatically be granted an Option for 10,000 Shares (a "Succeeding Grant").

                6.4 Maximum Shares. No grant will be made if such grant will cause the number of Shares issued or subject to outstanding Options under this Plan to exceed the number specified in Section 4 above.

         7. Terms and  Conditions  of Options.  Subject to the  following and to
Section 6 above:

                7.1 Form of Option Grant. Each Option granted under this Plan shall be evidenced by a written Stock Option Grant ("Grant") in such form (which need not be the same for each Optionee) as the Committee shall from time to time approve, which Grant shall comply with and be subject to the terms and conditions of this Plan.

                7.2  Vesting.   Options   granted   under  this  Plan  shall  be
exercisable as they vest. The date an Optionee is granted an Initial Grant or a Succeeding Grant is referred to in this Plan as the "Start Date" for such Option. Each Initial Grant granted under the Plan will vest as to one forty-eighth (1/48) of the Shares subject to it on the last day of the month following the Initial Grant's Start Date and as to an additional one forty-eighth (1/48) of the Shares on the last day of each month thereafter, so long as the Optionee continuously remains a member of the Board. Each Succeeding Grant granted under the Plan will vest as to one forty-eighth (1/48) of the Shares subject to it on the last day of the month following the Succeeding Grant's Start Date and as to an additional one forty-eighth (1/48) of the Shares on the last day of each month thereafter, so long as the Optionee continuously remains a member of the Board.

                7.3 Exercise Price. The exercise price of an Option shall be the Fair Market Value (as defined in Section 17.4) of the Shares, at the time that the Option is granted.

                7.4 Termination of Option. Except as provided below in this Section, each Option shall expire ten (10) years after its Start Date (the "Expiration Date"). The Option shall cease to vest if the Optionee ceases to be a member of the Board. The date on which the Optionee ceases to be a member of the Board shall be referred to as the "Termination Date". An Option may be exercised after the Termination Date only as set forth below:

                      (a) Termination Generally. If the Optionee ceases to be a member of the Board for any reason except death or disability, then each Option then held by such Optionee, to the extent (and only to the extent) that it would have been exercisable by the Optionee on the Termination Date, may be exercised by the Optionee within three (3) months after the Termination Date, but in no event later than the Expiration Date.

                                                    Elantec Semiconductor, Inc.
                                                1995 Directors Stock Option Plan

                      (b) Death or Disability. If the Optionee ceases to be a member of the Board because of the death of the Optionee or the disability of the Optionee within the meaning of Section 22(e)(3) of the Internal Revenue Code of 1986, as amended (the "Code"), then each Option then held by such Optionee, to the extent (and only to the extent) that it would have been exercisable by the Optionee on the Termination Date, may be exercised by the Optionee (or the Optionee's legal representative) within twelve (12) months after the Termination Date, but in no event later than the Expiration Date.

         8. Exercise of Options.

                8.1 Notice. Options may be exercised only by delivery to the Company of an exercise agreement in a form approved by the Committee, stating the number of Shares being purchased, the restrictions imposed on the Shares and such representations and agreements regarding the Optionee's investment intent and access to information as may be required by the Company to comply with applicable securities laws, together with payment in full of the exercise price for the number of Shares being purchased.

                8.2 Payment. Payment for the Shares purchased upon exercise of an Option may be made (a) in cash or by check; (b) by surrender of shares of Common Stock of the Company that have been owned by the Optionee for more than six (6) months (and which have been paid for within the meaning of SEC Rule 144 and, if such shares were purchased from the Company by use of a promissory note, such note has been fully paid with respect to such shares) or were obtained by the Optionee in the open public market, having a Fair Market Value equal to the exercise price of the Option; (c) by waiver of compensation due or accrued to the Optionee for services rendered; (d) provided that a public market for the Company's stock exists, through a "same day sale" commitment from the Optionee and a broker-dealer that is a member of the National Association of Securities Dealers (an "NASD Dealer") whereby the Optionee irrevocably elects to exercise the Option and to sell a portion of the Shares so purchased to pay for the exercise price and whereby the NASD Dealer irrevocably commits upon receipt of such Shares to forward the exercise price directly to the Company; (e) provided that a public market for the Company's stock exists, through a "margin" commitment from the Optionee and an NASD Dealer whereby the Optionee irrevocably elects to exercise the Option and to pledge the Shares so purchased to the NASD Dealer in a margin account as security for a loan from the NASD Dealer in the amount of the exercise price, and whereby the NASD Dealer irrevocably commits upon receipt of such Shares to forward the exercise price directly to the Company; or (f) by any combination of the foregoing.

                8.3 Withholding Taxes. Prior to issuance of the Shares upon exercise of an Option, the Optionee shall pay or make adequate provision for any federal or state withholding obligations of the Company, if applicable.

                8.4  Limitations  on  Exercise.   Notwithstanding  the  exercise
periods set forth in the Grant, exercise of an Option shall always be subject to the following limitations:

                      (a) An Option shall not be exercisable until such time as this Plan (or, in the case of Options granted pursuant to an amendment increasing the number of shares that may be issued pursuant to this Plan such amendment) has been approved by the stockholders of the Company in accordance with Section 15 hereof.

                      (b) An Option shall not be exercisable unless such exercise is in compliance with the Securities Act, and all applicable state securities laws, as they are in effect on the date of exercise.

                      (c) The Committee may specify a reasonable minimum number of Shares that may be purchased upon any exercise of an Option, provided that such minimum number will not prevent the Optionee from exercising the full number of Shares as to which the Option is then exercisable.

                                                    Elantec Semiconductor, Inc.
                                                1995 Directors Stock Option Plan

         9. Nontransferability of Options. During the lifetime of the Optionee, an Option shall be exercisable only by the Optionee or by the Optionee's guardian or legal representative, unless otherwise permitted by the Committee. No Option may be sold, pledged, assigned, hypothecated, transferred or disposed of in any manner other than by will or by the laws of descent and distribution.

         10. Privileges of Stock Ownership. No Optionee shall have any of the rights of a stockholder with respect to any Shares subject to an Option until the Option has been validly exercised. No adjustment shall be made for dividends or distributions or other rights for which the record date is prior to the date of exercise, except as provided in this Plan. The Company shall provide to each Optionee a copy of the annual financial statements of the Company, at such time after the close of each fiscal year of the Company as they are released by the Company to its stockholders.

         11. Adjustment of Option Shares. In the event that the number of outstanding shares of Common Stock of the Company is changed by a stock dividend, stock split, reverse stock split, combination, reclassification or similar change in the capital structure of the Company without consideration, the number of Shares available under this Plan and the number of Shares subject to outstanding Options and the exercise price per share of such outstanding Options shall be proportionately adjusted, subject to any required action by the Board or stockholders of the Company and compliance with applicable securities laws; provided, however, that no fractional shares shall be issued upon exercise of any Option and any resulting fractions of a Share shall be ignored; and provided, further, that the exercise price per Share subject to a Option may not be decreased to below the par value.

         12. No Obligation to Continue as Director. Nothing in this Plan or any Option granted under this Plan shall confer on any Optionee any right to continue as a director of the Company.

         13. Compliance With Laws. The grant of Options and the issuance of Shares upon exercise of any Options shall be subject to and conditioned upon compliance with all applicable requirements of law, including without limitation compliance with the Securities Act, compliance with all other applicable state securities laws and compliance with the requirements of any stock exchange or national market system on which the Shares may be listed. The Company shall be under no obligation to register the Shares with the SEC or to effect compliance with the registration or qualification requirement of any state securities laws, stock exchange or national market system.

         14. Acceleration of Options. In the event of (a) a dissolution or liquidation of the Company, (b) a merger or consolidation in which the Company is not the surviving corporation (other than a merger or consolidation with a wholly-owned subsidiary, a reincorporation of the Company in a different jurisdiction, or other transaction in which there is no substantial change in the stockholders of the Company or their relative stock holdings and the Options granted under this Plan are assumed, converted or replaced by the successor corporation, which assumption will be binding on all Optionees), (c) a merger in which the Company is the surviving corporation but after which the stockholders of the Company (other than any stockholder which merges (or which owns or controls another corporation which merges) with the Company in such merger) cease to own their shares or other equity interests in the Company, (d) the sale of substantially all of the assets of the Company, or (e) any other transaction which qualifies as a "corporate transaction" under Section 424(a) of the Code wherein the stockholders of the Company give up all of their equity interests in the Company (except for the acquisition, sale or transfer of all or substantially all of the outstanding shares of the Company from or by the stockholders of the Company), the vesting of all options granted pursuant to the this Plan will accelerate and the options will become exercisable in full prior to the consummation of such event at such times and on such conditions as the Committee determines, and if such options are not exercised prior to the consummation of the corporate transaction, they shall terminate in accordance with the provisions of this Plan.

                                                    Elantec Semiconductor, Inc.
                                                1995 Directors Stock Option Plan

         15. Amendment or Termination of Plan. The Committee may at any time terminate or amend this Plan (but may not terminate or amend the terms of any outstanding option); provided, however, that the Committee shall not, without the approval of the stockholders of the Company, increase the total number of Shares available under this Plan (except by operation of the provisions of Sections 4 and 11 above) or change the class of persons eligible to receive Options. Further, the provisions in Sections 6 and 7 of this Plan shall not be amended more than once every six (6) months, other than to comport with changes in the Code, the Employee Retirement Income Security Act or the rules thereunder. In any case, no amendment of this Plan may adversely affect any then outstanding Options or any unexercised portions thereof without the written consent of the Optionee.

         16. Term of Plan. Options may be granted pursuant to this Plan from time to time within a period of ten (10) years from the date this Plan is adopted by the Board.

         17. Certain Definitions. As used in this Plan, the following terms shall have the following meanings:

                17.1 "Parent" means any corporation (other than the Company) in an unbroken chain of corporations ending with the Company if, at the time of the granting of the Option, each of such corporations other than the Company owns stock possessing fifty percent (50%) or more of the total combined voting power of all classes of stock in one of the other corporations in such chain.

                17.2 "Subsidiary" means any corporation (other than the Company) in an unbroken chain of corporations beginning with the Company if, at the time of granting of the Option, each of the corporations other than the last corporation in the unbroken chain owns stock possessing fifty percent (50%) or more of the total combined voting power of all classes of stock in one of the other corporations in such chain.

                17.3 "Affiliate" means any corporation that directly, or indirectly through one or more intermediaries, controls or is controlled by, or is under common control with, another corporation, where "control" (including the terms "controlled by" and "under common control with") means the possession, direct or indirect, of the power to cause the direction of the management and policies of the corporation, whether through the ownership of voting securities, by contract or otherwise.

                17.4 "Fair Market Value" shall mean, as of any date, the value of a share of the Company's Common Stock determined as follows: (a) if such Common Stock is then quoted on the Nasdaq National Market, its last reported sale price on the Nasdaq National Market or, if no such reported sale takes place on such date, the average of the closing bid and asked prices; (b) if such Common Stock is publicly traded and is then listed on a national securities exchange, the last reported sale price or, if no such reported sale takes place on such date, the average of the closing bid and asked prices on the principal national securities exchange on which the Common Stock is listed or admitted to trading; (c) if such Common Stock is publicly traded but is not quoted on the Nasdaq National Market nor listed or admitted to trading on a national securities exchange, the average of the closing bid and asked prices on such date, as reported by The Wall Street Journal, for the over-the-counter market; or (d) if none of the foregoing is applicable, by the Board in good faith.

                                                                      Appendix C

PROXY

           THIS PROXY IS SOLICITED ON BEHALF OF THE BOARD OF DIRECTORS

                           ELANTEC SEMICONDUCTOR, INC.

The undersigned hereby appoints David O'Brien and Richard Corbin proxies, with power to act without the other and with power of substitution, and hereby authorizes them to represent and vote, as designated on the other side, all the shares of stock of Elantec Semiconductor, Inc. standing in the name of the undersigned with all powers which the undersigned would possess if present at the Annual Meeting of Stockholders of the Company to be held at the Sheraton Hotel at 1801 Barber Lane, Milpitas, California 95035 on February 20, 1998 or any adjournment or postponement thereof.

       (Continued, and to be marked, dated and signed, on the other side)


                                                                                                           Please mark
                                                                                                            your votes  [ ]
                                                                                                       as indicated in
                                                                                                          this example
The Board of Directors recommends a vote
FOR all nominees and for Items 2, 3 and 4
                                              WITHHELD
                                     FOR       FOR ALL                                                 FOR      AGAINST   ABSTAIN
                                     [ ]        [ ]                                                    [ ]        [ ]        [ ]
Item 1 - ELECTION OF DIRECTORS                                               Item 2 - AMENDMENT TO
         Nominees:                                                                    1995 EQUITY
                                                                                      INCENTIVE PLAN
         Chuck K. Chan
         James V. Diller                                                     Item 3 - AMENDMENT TO     [ ]        [ ]        [ ]
         B. Yeshwant Kamath                                                           1995 DIRECTORS
         Alan V. King                                                                 STOCK OPTION
         David O'Brien                                                                PLAN

                                                                             Item 4 - RATIFICATION OF  [ ]        [ ]        [ ]
WITHHELD FOR:  (Write that nominee's name in the space                                SELECTION OF
provided below).                                                                      INDEPENDENT
                                                                                      AUDITORS
--------------------------------------

THIS PROXY WILL BE VOTED AS DIRECTED.  IN THE ABSENCE OF DIRECTION, THIS PROXY WILL BE VOTED FOR THE PROPOSAL.

In their discretion, the proxies are authorized to vote upon such other business as may properly come before the meeting or any adjournment or postponement there of to the extent authorized by Rule 14a-4(c) promulgated by the Securities and Exchange Commission.

THIS PROXY IS SOLICITED ON BEHALF OF THE BOARD OF DIRECTORS OF THE COMPANY.



                                                              Dated:  ____________________________________, 1998

                                                              __________________________________________________

                                                              __________________________________________________
                                                              Signature(s)

Note: Please sign exactly as your name(s) appear on your stock certificate. If shares are held of record in the names of two or more persons or in the name of the husband and wife, whether as joint tenants or otherwise, both or all of such persons should sign the proxy. If shares of stock are held of record by a corporation, the proxy should be executed by the president or vice president and the secretary or assistant secretary. Executors, administrators or other fiduciaries who execute the above proxy for a deceased stockholder should give their full title. Please date the proxy

WHETHER OR NOT YOU EXPECT TO ATTEND THE ANNUAL MEETING,  PLEASE COMPLETE,  DATE,
SIGN AND  PROMPTLY  RETURN THIS PROXY IN THE ENCLOSED  POSTAGE-PAID  ENVELOPE SO
THAT YOUR SHARES WILL BE REPRESENTED AT THE MEETING.